As filed with the Securities and Exchange Commission on December 1, 1995

                                           Securities Act File No. 33-60596
                                   Investment Company Act File No. 811-7096
==========================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                           _____________________
                                  FORM N-2
          Registration Statement Under the Securities Act of 1933     / X /
                        Pre-Effective Amendment No.                   /   /

                      Post-Effective Amendment No. 3                  / X /

                                    and
      Registration Statement Under the Investment Company Act of 1940 / X /

                              Amendment No. 9                         / X /

                      (Check appropriate box or boxes)
                           _____________________
                        PAINEWEBBER PREMIER TAX-FREE
                              INCOME FUND INC.
             (Exact name of Registrant as specified in charter)
                        1285 Avenue of the Americas
                          New York, New York 10019
                  (Address of principal executive offices)
     Registrant's Telephone Number, including Area Code: (212) 713-2000
                           _____________________
                         DIANNE E. O'DONNELL, ESQ.
                        Vice President and Secretary
               PaineWebber Premier Tax-Free Income Fund Inc.
                        1285 Avenue of the Americas
                          New York, New York 10019
                  (Name and address of agent for service)
                           _____________________
                                Copies to:

         ROBERT A. WITTIE, ESQ.            GREGORY K. TODD, ESQ.
         KIRKPATRICK & LOCKHART LLP        MITCHELL HUTCHINS ASSET
         1800 M Street, N.W.                 Management Inc.
         Washington, D.C.  20036           1285 Avenue of the Americas
                                           New York, New York 10019

                                ___________

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ X ]

         It is proposed that this filing will become effective (check appropriate box)
               [ x ] when declared effective pursuant to Section 8(c)

         This Registration Statement relates to the registration of an indeterminate number of shares solely for market-making transactions.

==========================================================================

             PaineWebber Premier Tax-Free Income Fund Inc.
                     Form N-2 Cross Reference Sheet

   Part A
Item Number              Caption                 Prospectus Caption
-----------              -------                 ------------------
      1      Outside Front Cover . . . . .   Outside Front Cover of
                                             Prospectus
      2      Inside Front and Outside Back   Inside Front and Outside
             Cover Page  . . . . . . . . .   Back Cover Page of
                                             Prospectus
      3      Fee Table and Synopsis  . . .   Fund Expenses; Prospectus
                                             Summary
      4      Financial Highlights  . . . .   Financial Highlights
      5      Plan of Distribution  . . . .   Outside Front Cover; The
                                             Offering
      6      Selling Shareholders  . . . .   Not Applicable
      7      Use of Proceeds . . . . . . .   Use of Proceeds
      8      General Description of          Trading History; The
             Registrant  . . . . . . . . .   Fund; Investment
                                             Objective and Policies;
                                             Other Investment
                                             Practices; Special
                                             Leverage Considerations;
                                             Special Considerations
                                             and Risk Factors;
                                             Description of Capital
                                             Stock
      9      Management  . . . . . . . . .   Management of the Fund;
                                             Custodian, Transfer and
                                             Dividend Disbursing Agent
                                             and Registrar;
                                             Description of Capital
                                             Stock
     10      Capital Stock, Long-Term Debt
             and Other Securities  . . . .   Special Leverage
                                             Considerations; Dividends
                                             and Other Distributions;
                                             Dividend Reinvestment
                                             Plan; Description of
                                             Capital Stock; Taxes
     11      Defaults and Arrears on Senior  Not Applicable
             Securities  . . . . . . . . .
     12      Legal Proceedings . . . . . .   Not Applicable

     13      Table of Contents of the        Table of Contents of
             Statement of                    Statement of Additional
             Additional Information  . . .   Information

   Part B                                           Statement of
Item Number              Caption               Additional Information
-----------              -------               ----------------------
     14      Cover Page  . . . . . . . . .   Cover Page of Statement
                                             of Additional Information
     15      Table of Contents . . . . . .   Outside Back Cover Page
                                             of Statement of
                                             Additional Information

     16      General Information and         Cover Page of Statement
             History . . . . . . . . . . .   of Additional Information

 17      Investment Objectives and       Investment Policies and
         Policies  . . . . . . . . . .   Restrictions; Hedging and
                                         Related Income
                                         Strategies; Portfolio
                                         Transactions
 18      Management  . . . . . . . . .   Directors and Officers
 19      Control Persons and Principal
         Holders of Securities . . . .   Control Persons and
                                         Principal Holders of
                                         Securities
 20      Investment Advisory and Other   Directors and Officers;
         Services  . . . . . . . . . .   Investment Advisory
                                         Arrangements; Independent
                                         Public Accountants;
                                         Management of the Fund
                                         (in Prospectus);
                                         Custodian, Transfer and
                                         Dividend Disbursing Agent
                                         and Registrar (in
                                         Prospectus)

 21      Brokerage Allocation and        Portfolio Transactions
         Practices . . . . . . . . . .
 22      Tax Status  . . . . . . . . .   Taxes
 23      Financial Statements  . . . .   Financial Statements

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                                  Common Stock
                              -------------------



    Investment Grade Municipal Income Fund Inc. ("Fund") is a diversified, closed-end management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. To achieve this objective, the Fund normally invests substantially all of its assets in a diversified portfolio of long-term, tax-exempt Municipal Obligations that have been rated investment grade or are unrated but have been determined to be of comparable quality by the Fund's investment adviser. Municipal Obligations rated investment grade are those that, at the time of investment, are rated within the four highest grades by Moody's Investors Service, Inc. (Baa or higher) or Standard & Poor's (BBB or higher) or have an equivalent rating from another nationally recognized statistical rating organization. The Fund may invest up to 20% of its total assets in Municipal Obligations that are unrated but that, at the time of investment, have been determined by the Fund's investment adviser to be of comparable quality to those that are rated investment grade. There is no assurance that the Fund will achieve its investment objective.


    The Fund's common stock ("Common Stock") is listed and traded on the New York Stock Exchange, Inc. ("NYSE") under the symbol "PPM." Shares of the Common Stock may be offered pursuant to this Prospectus from time to time in order to effect over-the-counter ("OTC") secondary market sales by PaineWebber Incorporated ("PaineWebber") in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. The closing price of the Common Stock on the NYSE on
          was $      per share. See "Trading History." The Fund will not receive any proceeds from the sale of any Common Stock offered pursuant to this Prospectus.

    The Fund has outstanding auction preferred shares ("APS") having a liquidation preference of $80,000,000. The APS have resulted in financial leverage, which involves special risks. Although the Fund has no current intention of doing so, the Fund may engage in additional leverage through the issuance of additional preferred stock or through borrowings. SEE "SPECIAL LEVERAGE CONSIDERATIONS" AND "DESCRIPTION OF CAPITAL STOCK."


    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") serves as investment adviser and administrator of the Fund. This Prospectus concisely sets forth certain information an investor should know before investing and should be retained for future reference. A Statement of Additional Information ("SAI") dated February 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A table of contents for the SAI is set forth as the last section of this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund, by contacting your PaineWebber investment executive or PaineWebber's Correspondent Firms or by calling toll-free 1-800-852-4750.


                              -------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              -------------------
                            PAINEWEBBER INCORPORATED
                              -------------------


                The date of this Prospectus is February 1, 1996

                                 FUND EXPENSES

    The following tables are intended to assist investors in understanding the various direct or indirect costs and expenses associated with investing in the Fund.


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price)........................    None(1)
  Dividend Reinvestment and Cash Purchase Plan Fees.....................    None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON
  STOCK)(2)
  Investment Advisory and Administration Fees (after fee waiver)........   1.23%
  Interest Payments on Borrowed Funds(3)................................   0.00%
  Other Expenses........................................................   0.46%
      Total Annual Expenses (after fee waiver)..........................   1.69%


------------

(1) Prices for the Common Stock traded in the OTC market will reflect ordinary dealer mark-ups.


(2) The percentages shown reflect the presentation of all expenses expected to be incurred by the Fund as a percentage of only those net assets attributable to the Common Stock. If expressed as a percentage of all of the Fund's net assets (regardless of whether such assets are attributable to the Common Stock or to the APS), such percentages would be lower. Investment advisory and administration fees are payable to Mitchell Hutchins at an annual rate of 0.90% of all of the Fund's average weekly net assets. However, effective June 1, 1995, Mitchell Hutchins began waiving 0.25% of its 0.90% investment advisory and administrative fees. If the fee waiver were not in effect, investment advisory and administration fees and total expenses (each expressed as percentage of net assets attributable to Common
    Stock) would have been    % and    %, respectively. Mitchell Hutchins may
    discontinue this fee waiver at any time. See "Management of the Fund" for additional information. The investment advisory and administration fees payable to Mitchell Hutchins is higher than that paid by most funds. "Other Expenses" have been estimated based upon expenses actually incurred for the fiscal year ended September 30, 1995.


(3) The Fund may borrow money. See "Special Leverage
    Considerations--Borrowings." The Fund has no current intention of borrowing money for investment purposes.

EXAMPLE


    An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) a 5% annual return and (ii) reinvestment of all dividends and other distributions at net asset value:*




ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
--------    -----------    ----------    ---------
  $ 17          $53           $ 92         $ 200


------------


* After fee waivers. If fee waivers were not in effect, the amounts that would be paid by an investor during the one-year, three-year, five-year and ten-year
  periods reflected in the table would be $      , $      , $      and $      ,
  respectively.



    This Example assumes that the percentage amounts listed under Annual Expenses remain the same in the years shown (except that Annual Expenses have been reduced to reflect the completion of organization expense amortization after five years from the commencement of investment operations). The above tables and the assumptions in the Example of a 5% annual return and reinvestment at net asset value are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Stock. In addition, while the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan will receive shares of the Fund's Common Stock purchased by the Plan agent at the market price in effect at that time, which may be at, above, or below net asset value.

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

    The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.


The Fund.......................  Investment Grade Municipal Income Fund Inc. ("Fund") is a
                                 diversified, closed-end management investment company. See
                                 "The Fund."

The Offering...................  The shares of the Fund's common stock ("Common Stock") may be offered pursuant to this prospectus from time to time
                                 in order to effect over-the-counter ("OTC") secondary
                                 market sales by PaineWebber Incorporated ("PaineWebber")
                                 in its capacity as a dealer and secondary market-maker at
                                 negotiated prices related to prevailing market prices on
                                 the New York Stock Exchange, Inc. ("NYSE") at the time of
                                 sale. The Common Stock is listed and traded on the NYSE
                                 under the symbol "PPM." See "The Offering" and "Trading
                                 History."

Investment Objective and
Policies.......................  The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax,
                                 consistent with the preservation of capital. To achieve
                                 this objective, the Fund normally invests substantially
                                 all of its assets in a diversified portfolio of long-term, tax-exempt Municipal Obligations that have been rated
                                 investment grade or are unrated but have been determined
                                 to be of comparable quality by the Fund's investment
                                 adviser, Mitchell Hutchins Asset Management Inc.
                                 ("Mitchell Hutchins"). Municipal Obligations rated
                                 investment grade are those that, at the time of
                                 investment, are rated within the four highest grades by
                                 Moody's Investors Services, Inc. ("Moody's") (Baa or
                                 higher) or Standard & Poor's ("S&P") (BBB or higher) or
                                 have an equivalent rating from another nationally
                                 recognized statistical rating organization. The Fund may
                                 invest up to 20% of its total assets in Municipal
                                 Obligations that are unrated but that, at the time of
                                 investment, have been determined by Mitchell Hutchins to
                                 be of comparable quality to those that are rated
                                 investment grade. There is no assurance that the Fund will achieve its investment objective.

                                 At least 80% of the Fund's net assets normally are
                                 invested in Municipal Obligations that are not subject to
                                 the federal alternative minimum tax ("AMT") for individual taxpayers. The Fund may invest in high quality,
                                 short-term, tax-exempt investments, and with respect to up to 20% of its net assets, taxable investments, in order to invest cash reserves, or it may make such investments on a temporary basis during defensive periods or when, in the
                                 opinion of Mitchell Hutchins, no suitable long-term
                                 Municipal Obligations are available. The Fund may engage
                                 in when-issued and delayed delivery transactions, enter
                                 into stand-by commitments, purchase illiquid securities,
                                 invest in repurchase agreements, lend portfolio securities and enter into certain hedging and related income
                                 strategies. The Fund may enter into options and futures
                                 that, at a maximum, approximate (but that do not exceed)
                                 the full value of its portfolio assets. Certain of these
                                 investment practices entail additional risks and may give
                                 rise to taxable income. Accordingly, under normal
                                 circumstances, the Fund does not intend to engage in such
                                 practices to a significant extent.

                                 See "Investment Objective and Policies," "Other Investment
                                 Practices," "Special Considerations and Risk Factors,"
                                 "Taxes" and Appendix A.

Auction Preferred Shares.......  The Fund has outstanding 800 shares of Auction Preferred
                                 Shares ("APS") Series A and 800 shares of APS Series B,
                                 having an aggregate liquidation value of $80,000,000. The
                                 APS has resulted in the financial leveraging of the Common
                                 Stock. The APS pay dividends at rates that are adjusted
                                 over relatively short periods of time and that reflect
                                 prevailing short-term, tax-exempt interest rates. In
                                 accordance with the Fund's investment objective and
                                 policies, the proceeds of the APS have been invested in
                                 long-term Municipal Obligations, which typically bear
                                 interest at rates that are higher than short-term,
                                 tax-exempt interest rates. Through this leveraging
                                 technique, the Fund seeks to obtain a higher yield for
                                 Common Stockholders than would be available if the APS had not been issued. The APS have received ratings of aaa from
                                 Moody's and AAA from S&P.

                                 Although the Fund has no current intention of doing so,
                                 the Fund may engage in additional leverage through the
                                 issuance of additional preferred stock or through
                                 borrowings. There are special risks associated with
                                 leveraging, including the possibility that changes in the
                                 relationship of short- and long-term interest rates might
                                 cause the yield on, and the net asset value of, the Common
                                 Stock to be lower than would be the case without
                                 leveraging.
                                 See "Special Leverage Considerations" and "Description of
                                 Capital Stock."

Investment Adviser and Adminis-
trator.........................  Mitchell Hutchins, a wholly owned subsidiary of
                                 PaineWebber, serves as the Fund's investment adviser and
                                 administrator. Mitchell Hutchins provides investment
                                 advisory and portfolio management services to investment
                                 companies, pension funds and other institutional,
                                 corporate and individual clients. As investment adviser
                                 and administrator, Mitchell Hutchins is entitled to
                                 receive from the Fund a fee, computed weekly and paid
                                 monthly, in an amount equal to an annual rate of 0.90% of
                                 the Fund's average weekly net assets. This fee is greater
                                 than the advisory and administration fees paid by most
                                 funds.
Dividends and Other
Distributions..................  The Fund declares and pays monthly cash dividends to
                                 Common Stockholders at a level rate that, on an annual
                                 basis and after payment of dividends on any preferred
                                 stock, results in the distribution of all of the Fund's
                                 net investment income. The dividend rate on the Common
                                 Stock is adjusted by the Fund's board of directors as
                                 necessary to reflect the performance of the Fund. The Fund intends to distribute annually to Common Stockholders
                                 substantially all of the net capital gains realized by the
                                 Fund to the extent that such net capital gains are not
                                 necessary to satisfy dividend, redemption or liquidation
                                 preferences of the APS or any other preferred stock.

                                 Dividends paid to Common Stockholders are exempt from
                                 regular federal income tax to the extent such dividends
                                 are properly designated by the Fund as being derived from
                                 interest on tax-exempt securities. A portion of such
                                 dividends may be subject to the AMT. Dividends and other
                                 distributions will be subject to regular federal income
                                 tax to the extent that they are derived from net realized
                                 capital gain, income on non-tax-exempt securities or any
                                 other taxable income of the Fund. The Fund's dividends and other distributions also may be subject to state and local income tax. For federal tax purposes, the Fund is required to allocate tax-exempt income, net realized capital gains
                                 and any other taxable income between shares of Common
                                 Stock and shares of any preferred stock in proportion to
                                 the total dividends and other distributions paid to each
                                 class for the year in which such tax-exempt income, net
                                 realized capital gains or other taxable income is earned
                                 or realized.

                                 See "Dividends and Other Distributions; Dividend
                                 Reinvestment Plan" and "Taxes."

Dividend Reinvestment Plan.....  The Fund has established a Dividend Reinvestment Plan
                                 ("Plan") under which all Common Stockholders whose shares
                                 are registered in their own names, or in the name of
                                 PaineWebber (or its nominee), have all dividends and other distributions on

                                 their shares of Common Stock automatically reinvested in
                                 additional shares of Common Stock, unless such Common
                                 Stockholders elect to receive cash. Common Stockholders
                                 who elect to hold their shares in the name of a broker or
                                 nominee other than PaineWebber (or its nominee) should
                                 contact such broker or nominee to determine whether, or
                                 how, they may participate in the Plan. Shares of Common
                                 Stock acquired under the Plan are purchased in the open
                                 market, on the NYSE or otherwise, at prices that may be
                                 higher or lower than the net asset value per share of the
                                 Common Stock at the time of the purchase. The Fund will
                                 not issue any new shares of Common Stock in connection
                                 with its Plan. See "Dividends and Other Distributions;
                                 Dividend Reinvestment Plan."

Common Stock Repurchases and
  Tender Offers; Conversion to
Open-End Fund..................  In recognition of the possibility that the Common Stock may trade at a discount from net asset value, the Fund's
                                 board of directors, in consultation with Mitchell
                                 Hutchins, intends to review at least annually the
                                 possibility of open market repurchases of Common Stock and tender offers for Common Stock at net asset value. There
                                 can be no assurance that the board of directors will
                                 decide to undertake either of these actions or that, if
                                 undertaken, such actions will result in the Common Stock
                                 trading at a price equal or close to its net asset value
                                 per share. The extent to which the Fund may engage in
                                 Common Stock repurchases and tender offers may be limited
                                 so long as preferred stock is outstanding. The Fund may
                                 borrow to finance such repurchases and tender offers. The
                                 board of directors also will consider from time to time
                                 the conversion of the Fund to an open-end investment
                                 company. Any such conversion would require redemption of
                                 the APS or any other outstanding preferred stock, with the result that the Fund would no longer have the benefit of
                                 the leverage provided by preferred stock. See "Special
                                 Leverage--Considerations," and "Description of Capital
                                 Stock Common Stock Repurchases and Tender Offers" and
                                 "Description of Capital Stock-- Conversion to Open-End
                                 Investment Company."

Custodian, Transfer and
  Dividend Disbursing Agent and
  Registrar....................  State Street Bank and Trust Company serves as custodian of the Fund's assets. PNC Bank, National Association, serves
                                 as transfer and dividend disbursing agent and as registrar with respect to the Common Stock. See "Custodian, Transfer and Dividend Disbursing Agent and Registrar."

Special Considerations and Risk
Factors........................  Certain Considerations and Risks Associated with Municipal
                                 Obligations. The yield on a Municipal Obligation depends
                                 on a variety of factors, including general municipal and
                                 fixed-income security market conditions, the condition of
                                 the issuer, the size of the particular offering, the
                                 maturity, credit quality and rating of the issue and
                                 expectations regarding changes in income tax rates. The
                                 market value of Municipal Obligations, and accordingly the
                                 Fund's net asset value, normally varies inversely with
                                 changes in interest rates. Municipal Obligations rated Baa by Moody's are investment grade, but Moody's considers
                                 Municipal Obligations rated Baa to have speculative
                                 characteristics. Certain Municipal Obligations held by the
                                 Fund may permit the issuer to call or redeem the
                                 obligations, in whole or in part, at its option. If an
                                 issuer were to redeem Municipal Obligations held by the
                                 Fund during a time of declining interest rates, the Fund
                                 might realize capital gains or losses at a time that it
                                 would not otherwise do so, and the Fund might not be able
                                 to reinvest the proceeds of the redemption in Municipal
                                 Obligations providing as high a level of income as the
                                 obligations that were redeemed.

                                 The obligations of issuers of Municipal Obligations are
                                 subject to the provisions of bankruptcy, insolvency and
                                 other laws affecting the rights and remedies of creditors.
                                 Further, federal, state and local laws may be enacted that adversely affect the tax-exempt status of interest on
                                 Municipal Obligations or of the exempt-interest dividends
                                 received by the Fund's stockholders or that impose other
                                 constraints upon the enforcement of such obligations. It
                                 is also possible that, as a result of litigation or other
                                 conditions, the power or ability of issuers to meet their
                                 obligations for the payment of principal of and interest
                                 on their Municipal Obligations may be materially and
                                 adversely affected.

                                 Alternative Minimum Tax; State and Local Taxation. The
                                 Fund may invest up to 20% of its net assets in Municipal
                                 Obligations the interest on which is subject to the AMT
                                 for individual taxpayers. Accordingly, stockholders who
                                 are individuals may be required to include a portion of
                                 the Fund's dividends in calculating their AMT liability.
                                 Corporations that hold Common Stock must include the
                                 entire amount of any exempt-interest dividends in
                                 calculating their adjusted current earnings for purposes
                                 of the AMT. The Fund may not be an appropriate investment
                                 for investors who are subject to AMT liability or who
                                 would become subject to AMT liability by reason of an
                                 investment in the Fund. All or a portion of the Fund's
                                 dividends also may be subject to state and local taxation.

                                 Market Price of Common Stock. Shares of the common stock
                                 of closed-end investment companies frequently trade at a
                                 discount to their net asset value, and the Fund's Common
                                 Stock has historically traded at a discount to its net
                                 asset value. See "Trading History." This market risk is
                                 separate and distinct from the risk that the Fund's net
                                 asset value may decrease. Accordingly, the Common Stock is designed primarily for long-term investors and should not
                                 be viewed as a vehicle for trading purposes.
                                 Anti-Takeover Provisions. The Fund's Articles of
                                 Incorporation contain provisions limiting (1) the ability
                                 of other entities or persons to acquire control of the
                                 Fund, (2) the Fund's freedom to engage in certain
                                 transactions and (3) the ability of the Fund's directors
                                 or stockholders to amend the Articles of Incorporation.
                                 These provisions of the Articles of Incorporation may be
                                 regarded as "anti-takeover" provisions.

                                 See "Investment Objective and Policies," "Special Leverage
                                 Considerations," "Special Considerations and Risk
                                 Factors," "Taxes" and "Description of Capital Stock."

Special Leverage
Considerations.................  The APS have resulted in leverage, which poses special risks for Common Stockholders, including the possibility
                                 of higher volatility of both the net asset value and the
                                 market value of the Common Stock. Fluctuations in the
                                 dividend rates on the APS affect the dividends on the
                                 Common Stock. There can be no assurance that the Fund will be able to realize a higher return on its investment
                                 portfolio than the then current dividend rate on any
                                 preferred stock. If the then current dividend rate on the
                                 APS were to exceed the return on the Fund's portfolio, the
                                 Fund's leveraged capital structure would result in a lower yield to Common Stockholders than if the Fund were not
                                 leveraged. Moreover, any decline in the value of the
                                 Fund's assets will be borne entirely by Common
                                 Stockholders. Accordingly, the effect of leverage in a
                                 declining market will be a greater decrease in the net
                                 asset value of the Common Stock than if the Fund were not
                                 leveraged, which may be reflected in a greater decline in
                                 the market price of the Common Stock.

                                 See "Special Leverage Considerations," "Taxes" and
                                 "Description of Capital Stock."

                              FINANCIAL HIGHLIGHTS


    The table below provides selected per share data and ratios for one share of Common Stock for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1995, which are incorporated by reference into the Fund's SAI and can be obtained by shareholders upon request. The financial statements and notes, as well as information in the table below insofar as it relates to the fiscal year ended September 30, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                                                       FOR THE YEARS ENDED        FOR THE PERIOD
                                                          SEPTEMBER 30,            NOVEMBER 6,
                                                     -----------------------      1992+ THROUGH
                                                       1995          1994       SEPTEMBER 30, 1993
                                                     --------      ---------    ------------------
Net asset value, beginning of period..............   $  14.72      $   17.04         $  15.00
                                                     --------      ---------       ----------
Net investment income.............................       1.18           1.17             0.94
Net realized and unrealized gains (losses) from
investment transactions...........................       1.03          (2.28)            2.13
                                                     --------      ---------       ----------
Net increase (decrease) from investment
operations........................................       2.21          (1.11)            3.07
                                                     --------      ---------       ----------
Dividends from net investment income to:
  Common shareholders.............................      (0.90)         (0.98)           (0.73)
  Common share equivalent of dividends paid to
    preferred shareholders........................      (0.30)         (0.21)           (0.14)
Distributions from net realized gains from
  investment transactions.........................      --             (0.02)        --
                                                     --------      ---------       ----------
Total dividends and distributions to
shareholders......................................      (1.20)         (1.21)           (0.87)
                                                     --------      ---------       ----------
Underwriting and offering costs incurred with the
preferred stock offering charged to common stock..      --            --                (0.16)
                                                     --------      ---------       ----------
Net asset value, end of period....................   $  15.73      $   14.72         $  17.04
                                                     --------      ---------       ----------
                                                     --------      ---------       ----------
Per share market value, end of period.............   $  13.00      $   12.38         $  15.63
                                                     --------      ---------       ----------
                                                     --------      ---------       ----------
Total investment return(1)........................      12.63%        (15.21)%           9.10%
                                                     --------      ---------       ----------
                                                     --------      ---------       ----------
Ratios to average net assets attributable to
  common shares:
  Total expenses net of waivers from adviser......       1.69%(2)       1.70%            1.55%*
  Total expenses before waivers from adviser......       1.82%          1.70%            1.55%*
  Net investment income before preferred stock
    dividends.....................................       7.87%(2)       7.32%            6.55%*
  Preferred stock dividends.......................       2.02%          1.33%            0.95%*
  Net investment income available to common share-
holders...........................................       5.85%(2)       5.99%            5.60%*
Supplemental data:
  Net assets, end of period (000's)...............   $242,906      $ 232,406         $256,466
  Portfolio turnover rate.........................          7%             0%               6%
  Asset coverage per share of preferred stock, end
    of period.....................................   $151,816      $ 145,254         $160,291


                                                   (Footnotes on following page)

(Footnotes for preceding page)

------------

 + Commencement of operations



 * Annualized



(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment returns for periods of less than one year have not been annualized. Total investment return does not reflect brokerage commissions.



(2) Effective June 1, 1995, Mitchell Hutchin's began waiving 0.25% of its 0.90% advisory and administrative fees. If such waivers had not been made, the ratios of total expenses to average net assets, net investment income before preferred stock dividends, and net investment income available to Common Shareholders to net assets attributable to Common Share would have been
       %,    % and    %, respectively.



    The following information relates to the APS. See "Special Leverage Considerations."



                                                                         INVOLUNTARY
                                                             ASSET       LIQUIDATING
                                            TOTAL AMOUNT    COVERAGE    PREFERENCE PER     AVERAGE MARKET
SENIOR SECURITIES                   YEAR    OUTSTANDING*    PER UNIT        UNIT**        VALUE PER UNIT***
---------------------------------   ----    ------------    --------    --------------    -----------------
APS Series A.....................   1995    $ 40,000,000    $151,816       $ 50,000           $  82,319
APS Series B.....................   1995    $ 40,000,000    $151,816       $ 50,000           $  82,319
APS Series A.....................   1994    $ 40,000,000    $145,254       $ 50,000           $  93,257
APS Series B.....................   1994    $ 40,000,000    $145,254       $ 50,000           $  93,257
APS Series A.....................   1993+   $ 40,000,000    $160,291       $ 50,000           $ 150,157
APS Series B.....................   1993+   $ 40,000,000    $160,291       $ 50,000           $ 150,157


------------

  + Data reflects period from January 21, 1993 (date of issuance of APS) to September 30, 1993.


  * Based on liquidation value. Number of APS shares outstanding did not change after the January 21, 1993 issuance date.

 ** Plus any accrued but unpaid dividends.


*** Calculated by multiplying $50,000 by the result obtained by dividing (a) the average monthly market value of the Common Stock during the related fiscal year (or, in the case of 1993, the period from January 21, 1993 (date of issuance of APS) through September 30, 1993) by (b) the average of the amount of APS outstanding at the end of each such month.

                                    THE FUND


    The Fund is a diversified, closed-end management investment company and has registered as such under the Investment Company Act of 1940 ("1940 Act"). The Fund was incorporated under the laws of the State of Maryland on August 6, 1992.
Prior to           , 1996, the name of the Fund was "PaineWebber Premier
Tax-Free Income Fund Inc." The Fund began doing business under the name "Investment Grade Municipal Income Fund" in August 1995, and the shareholders of the Fund approved a formal change of the Fund's name to Investment Grade
Municipal Income Fund Inc. on           , 1996. The Fund's principal office is
located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 713-2000.


                                  THE OFFERING

    Shares of the Common Stock may be offered pursuant to this Prospectus from time to time in order to effect OTC secondary market sales by PaineWebber in its capacity as a dealer and secondary market-maker at negotiated prices related to prevailing market prices on the NYSE at the time of sale. Costs incurred in connection with this offering will be paid by PaineWebber. PaineWebber's principal offices are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber.

                                USE OF PROCEEDS

    The Fund will not receive any proceeds from the sale of any Common Stock offered pursuant to this Prospectus. Proceeds received by PaineWebber as a result of its OTC secondary market sales of the Common Stock will be utilized by PaineWebber in connection with its secondary market operations and for general corporate purposes.

                                TRADING HISTORY


    Shares of the Common Stock, par value $.001 per share are listed and traded on the NYSE under the symbol "PPM." The following table sets forth for the Common Stock for each quarterly period within the two most recent fiscal years and each fiscal quarter since the beginning of the current fiscal year: (a) the per share high and low sales prices as reported by the NYSE; (b) the per Share net asset values, based on the Fund's computation as of 4:00 p.m. on the last NYSE business day for the week corresponding to the dates on which the respective high and low sales prices were recorded; and (c) the discount or premium to net asset value represented by the high and low sales prices shown. The range of net asset values and of premiums and discounts for the Common Stock during the periods shown may be broader than is shown in this table. On January
  , 1996, the closing price per share of Common Stock on the NYSE was $    , the
Fund's net asset value per share was $    and the discount to net asset value
per share was       %.



                                                                                             (DISCOUNT) OR
                                                                                                PREMIUM
                                             SALES PRICES              NET ASSET VALUES    TO NET ASSET VALUE
                                            ---------------            -----------------   ------------------

QUARTER ENDED                           HIGH               LOW          HIGH       LOW      HIGH        LOW
--------------------------------        -----             -----        -------   -------   -------    -------
12/31/93........................   $16 3/8           $ 15 1/4          $ 17.00   $ 16.91    (3.68)%    (9.82)%
03/31/94........................    16                 13 7/8            17.19     15.76    (6.92)    (11.96)
06/30/94........................    14 3/8             13 1/4            15.59     15.21    (7.79)    (12.89)
09/30/94........................    14 1/8             12 1/8            15.38     14.75    (8.16)    (17.80)
12/31/94........................    12 5/8             10 3/4            14.72     13.50   (14.23)    (20.37)
03/31/95........................    13 3/8             12                14.92     14.02   (10.36)    (14.41)
06/30/95........................    13 1/2             12 3/8            16.02     15.25   (15.73)    (18.85)
09/30/95........................    13 1/2             12 5/8            15.88     15.36   (14.99)    (17.81)
12/31/95........................



    See "Description of Capital Stock -- Common Stock Repurchases and Tender Offers" as to methods that may be undertaken by the Fund to reduce any discount.


                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. To achieve this objective, the Fund normally invests substantially all of its assets in a diversified portfolio of long-term, tax-exempt Municipal Obligations that have been rated investment grade or are unrated but have been determined to be of comparable quality by Mitchell Hutchins. Municipal Obligations rated investment grade are those that, at the time of investment, are rated within the four highest grades by Moody's (Baa or higher) or S&P (BBB or higher) or have an equivalent rating from another nationally recognized statistical rating organization. The Fund may invest up to 20% of its total assets in Municipal Obligations that are unrated but that, at the time of investment, have been determined by Mitchell Hutchins to be of comparable quality to those that are rated investment grade. Municipal Obligations rated Baa by Moody's are investment grade, but Moody's considers Municipal Obligations rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for Municipal Obligations that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for higher grade Municipal Obligations. At least 80% of the Fund's net assets normally are invested in Municipal Obligations that are not subject to the AMT for individual taxpayers. The balance of the Fund's assets may be invested in Municipal Obligations that are subject to the AMT or in certain other investments. See "Other Investment Practices." Under normal circumstances, the Fund invests at least 65% of its total assets in income producing securities. There is no assurance that the Fund will achieve its investment objective.

    Municipal Obligations are obligations issued by or on behalf of states (including the District of Columbia), territories or possessions of the United States or their respective political subdivisions, agencies or instrumentalities, or by multistate agencies or authorities, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Municipal Obligations are issued for various public purposes, including construction of public facilities, such as airports, bridges, hospitals, housing, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refinancing outstanding obligations and obtaining funds for general operating expenses and for loans to other public institutions and facilities. Municipal Obligations include "public purpose" obligations, which generate interest that is exempt from regular federal income tax and, for individual taxpayers, is not subject to the AMT, and qualified "private activity" obligations, which generate interest that is exempt from regular federal income tax but that, if the obligations were issued after August 7, 1986, is subject to the AMT. Under normal circumstances, no more than 20% of the Fund's net assets will be invested in Municipal Obligations the interest on which is subject to the AMT. The principal types of Municipal Obligations in which the Fund may invest are described in Appendix A to this Prospectus and in the SAI.

    Moody's, S&P and the other nationally recognized statistical rating organizations are private services that provide ratings of the credit quality of debt obligations, including Municipal Obligations. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than is indicated by its rating. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the obligation. In making such a determination, Mitchell Hutchins will consider such factors as its assessment of the credit quality of the issuer of the security and the price at which the security could be sold. Mitchell Hutchins will engage in an orderly disposition of downgraded Municipal Obligations to the extent necessary to ensure that the Fund's holdings of Municipal Obligations rated below investment grade will not exceed 5% of the Fund's net assets. The Fund does not purchase junk bonds. A description of Moody's and S&P's ratings is included as Appendix A to the SAI.

    The Fund may invest 25% or more of its total assets in a particular segment of the Municipal Obligations market, such as hospital, housing or airport revenue bonds, or in securities the interest on which is paid from revenues on similar types of projects, if Mitchell Hutchins determines that the yields available from obligations in that market segment justify the potential increase in risk resulting from a large investment in that market segment. Although such obligations might be supported by the credit of governmental entities or by non-governmental entities from a number of different industries, an economic, business, political or other change affecting one such obligation might also affect other obligations in the same market.

    The Fund's investment objective and certain investment limitations described in the SAI are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the Fund's board of directors without shareholder approval.

                           OTHER INVESTMENT PRACTICES

    Certain of the other investment practices in which the Fund may engage and that are described below may give rise to federal income tax. Under normal circumstances, the Fund does not intend to engage in those practices to a significant extent. The Fund's ability to engage in certain of these investment practices is limited by the rating agency guidelines applicable to the APS. See "Special Leverage Considerations" and Appendix B to the SAI.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase Municipal Obligations on a when-issued basis, or may purchase or sell Municipal Obligations for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment on delivery will be made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. When the Fund purchases securities on a when-issued or delayed delivery basis, however, it immediately assumes the risks of ownership, including the risk of price fluctuation. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share (and thus its market value per share) to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets. Failure to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment.

SHORT-TERM TAX-EXEMPT AND TAXABLE INVESTMENTS

    The Fund normally invests substantially all of its assets in long-term Municipal Obligations. However, in order to invest cash reserves or when, in the opinion of Mitchell Hutchins, no suitable long-term Municipal Obligations are available, the Fund may invest in high quality short-term Municipal Obligations that are rated, at the time of investment, no lower than MIG-2 by Moody's, SP-2 by S&P or, if unrated, that are determined by Mitchell Hutchins to be of comparable quality to Municipal Obligations that are rated at least MIG-2 or SP-2. These Municipal Obligations may include variable or floating rate demand notes and similar instruments that trade as short-term obligations. The Fund also may invest in such high quality short-term Municipal Obligations for temporary defensive purposes.

    In addition, if in the opinion of Mitchell Hutchins no suitable short-term Municipal Obligations are available, the Fund temporarily may hold cash and, with respect to up to 20% of its net assets, invest in taxable money market instruments, including: (1) U.S. government securities; (2) high quality commercial paper that is rated, at the time of purchase, no lower than Prime-2 by Moody's or A-2 by S&P or, if unrated, that is determined by Mitchell Hutchins to be of comparable quality to commercial paper that is rated at least Prime-2 or A-2; (3) bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic banks); and (4) repurchase agreements with respect to any of the foregoing. Interest earned from such taxable investments will be taxable to stockholders as ordinary income when distributed. If the Fund were to hold cash, the cash would not earn interest, and the Fund's yield would be lower than if the cash had been invested.

REPURCHASE AGREEMENTS

    The Fund is authorized to enter into repurchase agreements with respect to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which the Fund would purchase securities from a bank or recognized securities dealer and simultaneously commit to resell those securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to would, in effect, be secured by such securities. If the value of such securities were less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition would be accrued as interest and included in the Fund's net investment income.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's board of directors. Mitchell Hutchins will review and monitor the creditworthiness of such institutions under the board's general supervision.


LENDING OF PORTFOLIO SECURITIES



    To attempt to enhance income (which would be taxable income) the Fund is authorized to lend portfolio securities with a value of up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only if doing so would not adversely affect the rating of the APS by S&P and only when the borrower maintains with the Fund's custodian collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower, and the Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest and other distributions, when regaining such rights is considered by Mitchell Hutchins to be in the Fund's interest.

OTHER PRACTICES

    The Fund may invest up to 20% of its total assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, securities subject to contractual restrictions on resale, repurchase agreements maturing in more than seven days and municipal lease obligations (including certificates of participation) other than those that Mitchell Hutchins has determined are liquid pursuant to guidelines established by the board of directors. To the extent the Fund invests in illiquid securities, the Fund may not be able to readily liquidate such investments, and would have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund also may invest in stand-by commitments with respect to Municipal Obligations it purchases or holds. Although it has no present intention to do so during the coming year, the Fund may use options (both exchange-traded and OTC) to attempt to enhance income (which would be taxable income) and also may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts and interest rate protection transactions.

                        SPECIAL LEVERAGE CONSIDERATIONS

PREFERRED STOCK

    On January 21, 1993, the Fund issued 800 shares of APS Series A and 800 shares of APS Series B having an aggregate liquidation value of $80,000,000. The net proceeds to the Fund of the sale of the APS, after deduction of underwriting discounts and offering expenses, was $78,333,671. Although it has no present intention to do so, the Fund has the right to issue additional APS or other preferred stock to the maximum extent permitted under the 1940 Act.

    The APS has resulted (and any issuance of other preferred stock would result) in the financial leveraging of the Common Stock. The use of leverage is a speculative investment technique and involves special risks to the Common Stockholders. These include the possibility of higher volatility of both the net asset value and the market value of the Common Stock. Also, fluctuations in the dividend rate on the APS will affect the dividends on the Common Stock. So long as the Fund is able to realize a higher net rate of return on its investment portfolio than the then current dividend rate on the APS (or on any other preferred stock issued by the Fund) together with other related expenses, the effect of the leverage will be to cause Common Stockholders to realize higher current net investment income than if the Fund were not so leveraged. There can be no assurance, however, that the Fund will be able to realize such a net return. To the extent that the then current dividend rate on the APS approaches the net return on the Fund's investment portfolio, the benefit of leverage to Common Stockholders will be reduced, and if the then current dividend rate on the APS were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower yield to Common Stockholders than if the Fund were not so leveraged.


    Each Series of APS pays dividends at rates that normally are tax-exempt and that are adjusted to market based on an auction process. Rates normally are adjusted every 28 days on APS Series A and every three months on APS Series B. As of September 30, 1995 the dividend rate payable on APS Series A was 3.664%, and the dividend rate payable on APS Series B was 3.685%. Based on those dividend rates, the Fund must experience a net annual return of 1% in order to cover the annual dividend payments on APS. There can be no assurance that the Fund will continue to realize a higher net rate of return on its investment portfolio than the dividend rate that must be paid on the APS. The following table may assist the investor in understanding the effects of leverage by illustrating the effect of leverage on return to a holder of Common Stock. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


Assumed Return on Portfolio (Net of Expenses)....      -10%       -5%        0%       5%       10%
Corresponding Return to Common Stockholder.......   -16.72%    -9.26%    -1.80%    5.65%    13.11%


    Any decline in the net asset value of the Fund's investments will be borne entirely by holders of Common Stock. Accordingly, the effect of leverage in a declining market would be a greater decrease in the net asset value of the Common Stock than if the Fund were not leveraged and could adversely affect the Fund's ability to make dividend payments on its Common Stock. Any such decrease may be reflected in a greater decline in the market price of the Common Stock. If the Fund's current investment income were not sufficient to meet dividend requirements on the APS, it could become necessary for the Fund to liquidate certain of its investments, thereby reducing net assets and, therefore, the net asset value of the Common Stock. Such liquidations would cause the Fund to incur transaction costs and might also cause the Fund to realize gains on securities held for less than three months. Because under current tax laws less than 30% of the Fund's gross income may be derived from the sale or other disposition of stocks or other securities held for less than three months to maintain the Fund's status as a regulated investment company ("RIC"), such gains would limit the ability of the Fund to sell other securities held for less than three months that the Fund might wish to sell in the ordinary course of its portfolio management and thus might adversely affect the Fund's yield. Moreover, while dividends on the APS, which are cumulative, are unpaid, no dividends or other distributions would be permitted to be paid on Common Stock until the Fund resumed its payments of dividends on the preferred stock as required.


    Under the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness not deemed to be senior securities under the 1940 Act, must be at least equal to 200% of the aggregate liquidation value of the preferred stock (plus any outstanding indebtedness deemed to be senior securities) at any time that the Fund pays a dividend or makes any other distribution on Common Stock (other than a distribution payable in Common Stock) or any time the Fund repurchases Common Stock, in each case after giving effect to such dividend, distribution or repurchase. This requirement could impair the ability of the Fund to maintain its qualification as a RIC for federal tax purposes. To the extent necessary, the Fund intends to purchase or redeem preferred stock in order to maintain asset coverage at the required 200% level. In such circumstances, the Fund may have to liquidate portfolio securities in order to meet redemption requirements. This could have the effect of reducing the Fund's future net income. Such liquidations would cause the Fund to incur related transaction costs. In addition, such liquidations might require the Fund to realize capital gains or losses at a time that it would not otherwise do so and might limit the ability of the Fund to dispose of other securities that it might wish to sell in the ordinary course of portfolio management, thereby adversely affecting the Fund's yield. Such redemptions could also require the Fund to pay redemption premiums, which would adversely affect the Common Stockholders.


    The APS have received ratings of aaa from Moody's and AAA from S&P. The rating agencies have established guidelines and other requirements with which the Fund has agreed to comply for so long as the APS are outstanding and are rated by Moody's and S&P. The rating agencies' portfolio guidelines establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act and the Fund's investment policies. Such guidelines include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term high quality fixed-income securities and certain mandatory redemption requirements. The rating agency requirements also impose certain minimum issue size, geographic diversification and other requirements for determining portfolio assets that are eligible for computing compliance with their asset coverage requirements. The ability of the Fund to comply with such asset coverage maintenance ratios may be subject to circumstances which are beyond the control of the Fund, such as market conditions for its portfolio securities. The terms of the APS prohibit the payment of dividends or distributions on the Common Stock in the event the Fund fails to meet such asset coverage maintenance ratios and, in such circumstances, also provide for mandatory redemption of the APS, with the potential adverse effects discussed above. For additional information concerning rating agency guidelines and restrictions, see Appendix B to the SAI.

    In accordance with the 1940 Act, the holders of the APS have special voting rights, including the right to elect at least two directors at all times. See "Description of Capital Stock -- Auction Preferred Shares -- Voting Rights."

    The issuance of the APS has entailed certain costs and expenses, such as underwriting discounts, fees associated with the registration of the preferred stock with the SEC, filings under state securities laws, rating agency fees, legal and accounting fees, printing costs, and will entail certain other ongoing expenses, such as administrative and accounting fees. These costs and expenses have been or will be borne by the Fund. The initial costs and expenses of the APS have been reflected as a reduction in the net asset value of the Common Stock. Ongoing expenses associated with the APS will be reflected as a reduction in the investment income that otherwise would be available for distribution to Common Stockholders.

    The Fund does not expect to realize significant taxable income. For federal tax purposes, however, net realized capital gains and other taxable income, if any, will be allocated (along with tax-exempt income) between Common Stockholders and the holders of the APS in proportion to total distributions paid to each class of stockholders for the year in which such capital gains or other taxable income is realized or earned. The holders of the APS are entitled to receive dividends on a cumulative basis before any dividend or other distribution may be paid to Common Stockholders. Moreover, the terms of the APS require that, if any portion of a dividend or distribution to the holders of the APS is taxable, the Fund must pay an additional dividend on the APS in an amount such that the net after-tax return on the APS will be the same as the net after-tax return that would have been derived if the initial dividends paid to the holders of the APS had qualified in their entirety as tax-exempt income. Any such additional dividends paid to holders of the APS will reduce the net investment income of the Fund available for distribution to Common Stockholders.

BORROWINGS

    The Fund is permitted to borrow money to finance Common Stock repurchases and tender offers or for investment purposes from banks and other entities or through reverse repurchase agreements in an amount not in excess of 33 1/3% of total assets (including the amount of the borrowing and any other senior securities representing indebtedness issued, but reduced by any liabilities and indebtedness not constituting senior securities). Borrowing by the Fund would create leverage and would entail speculative factors similar to those applicable to the issuance of preferred stock. If borrowings are made on a secured basis, the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Fund has no current intention of borrowing money for investment purposes during the coming year. See "Description of Capital
Stock -- Common Stock Repurchases and Tender Offers."

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

    The yield on a Municipal Obligation depends on a variety of factors, including general municipal and fixed-income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in income tax rates. Generally, the longer the maturity of a Municipal Obligation, the higher the yield and the greater the volatility. The market value of Municipal Obligations, and accordingly the net asset value of the Common Stock, normally will vary inversely with changes in interest rates. Such changes in the values of Municipal Obligations held by the Fund will not affect the interest income derived from them but will affect the net asset value of shares of the Common Stock.

    Certain Municipal Obligations held by the Fund may permit the issuer to call or redeem the obligations, in whole or in part, at its option. If an issuer were to redeem Municipal Obligations held by the Fund during a time of declining interest rates, the Fund might realize capital gains or losses at a time that it would not otherwise do so, and the Fund might not be able to reinvest the proceeds of the redemption in Municipal Obligations providing as high a level of income as the obligations that were redeemed. The Fund may be able to purchase detachable call options on Municipal Obligations it holds to protect its investments from the risk of issuer redemptions. See Appendix A to this Prospectus.

    Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from regular federal income tax (and also, when applicable, from the AMT) are rendered by bond counsel to the issuer at the time of issuance. Neither the Fund nor Mitchell Hutchins will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions. Federal, state and local laws may be enacted that adversely affect the tax-exempt status of interest on Municipal Obligations or of the exempt-interest dividends received by the Fund's stockholders or that impose other constraints upon enforcement of such obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their Municipal Obligations may be materially and adversely affected. The obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In the event of a bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such Municipal Obligations, and in some circumstances, the Fund might not be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund might take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities; any such action might increase the Fund's operating expenses and might adversely affect the net asset value of the Fund.

    The Fund may invest up to 20% of its net assets in Municipal Obligations the interest on which is subject to the AMT for individual taxpayers. Accordingly, stockholders who are individuals may be required to include a portion of the Fund's dividends in calculating their AMT liability. Corporations that hold Common Stock must include the entire amount of any exempt-interest dividends in calculating their adjusted current earnings for purposes of the AMT. The Fund may not be an appropriate investment for investors who are subject to AMT liability or who would become subject to AMT liability by reason of an investment in the Fund. All or a portion of the Fund's dividends also may be subject to state and local taxation. See "Taxes."


    Shares of the common stock of closed-end investment companies frequently trade at a discount to their net asset value, and the Fund's Common Stock has historically traded at a discount to its net asset value. Accordingly, there is a risk that, for example, a Common Stockholder who sells shares at a time when the Common Stock is trading at a discount could incur a loss of capital even if the Fund's net asset value has not declined since the stockholder purchased his shares. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease. Accordingly, the Common Stock is designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes.


                             MANAGEMENT OF THE FUND


    Subject to the supervision of the Fund's board of directors, investment advisory and administration services are provided to the Fund by Mitchell Hutchins pursuant to an Investment Advisory and Administration Contract dated October 15, 1992 ("Advisory Contract"). Mitchell Hutchins' principal business address is 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc., a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. As of December 31, 1995, total
assets under Mitchell Hutchins' management were approximately $   billion. As of
that date, Mitchell Hutchins served as investment adviser or sub-adviser to
registered investment companies with   separate portfolios having aggregate
assets of approximately $   billion.



    Pursuant to the Advisory Contract, Mitchell Hutchins provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities; Mitchell Hutchins also supervises all matters relating to the operation of the Fund and obtains for it corporate officers, clerical staff, office space, equipment and services. As compensation for its services, Mitchell Hutchins is entitled to receive a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 0.90% of the Fund's average weekly net assets. This fee is greater than the advisory and administration fees paid by most funds. Effective June 1, 1995, Mitchell Hutchins began waiving 0.25% of its investment advisory and administration fees. Mitchell Hutchins may discontinue this fee waiver at any time.



    Gregory W. Serbe, a vice president of the Fund and a managing director of Mitchell Hutchins has been responsible for the day-to-day management of the Fund's portfolio since the Fund's inception. Mr. Serbe is the chief investment officer of Mitchell Hutchins responsible for tax-exempt bonds and tax-exempt money market investments. Mr. Serbe is the primary portfolio manager for four
municipal bond funds with aggregate assets of over $    million, and he manages
or oversees taxable money market funds and tax-exempt fixed income funds having
aggregate assets of more than $   billion. Mr. Serbe has been with Mitchell
Hutchins since 1983. Other members of Mitchell Hutchins' tax-exempt investments group provide input on market outlook, interest rate forecasts and other considerations pertaining to tax-exempt investments.



    Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

         DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

DIVIDENDS AND OTHER DISTRIBUTIONS

    The Fund declares and pays monthly cash dividends to Common Stockholders at a rate that, on an annual basis, results in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. The dividend rate is adjusted by the Fund's board of directors as necessary to reflect the performance of the Fund. Dividend levels are determined by the Fund's board of directors after giving consideration to a number of factors, including the Fund's undistributed net investment income, historical and projected net investment income, expenses and projected payments to preferred stockholders. The Fund's policy to pay dividends on the Common Stock on this basis may be changed by its board of directors without notice to stockholders.

    The Fund intends to distribute annually to Common Stockholders substantially all of its realized net capital gain (the excess of long-term capital gain over net short-term capital loss) and its realized net short-term capital gain to the extent that such capital gains are not necessary to satisfy the dividend, redemption or liquidation preference of any shares of the APS or any other preferred stock. Substantially all of the Fund's net investment income not previously distributed for any fiscal year will be distributed to stockholders after the end of that year.

    To enable the Fund to maintain level monthly dividends, the Fund anticipates that its monthly dividends may from time to time represent less or more than the entire amount of net investment income earned by the Fund in the period to which the dividend relates. Undistributed net investment income would be available to supplement future distributions which might otherwise have been reduced by reason of a decrease in the Fund's monthly net income due to fluctuations or expenses or due to an increase in the dividend rate on the Fund's outstanding preferred stock. As a result, dividends paid by the Fund for any particular monthly period may be more or less than the amount of net investment income earned by the Fund during the related period. Undistributed net investment income will be reflected in the Fund's net asset value, and correspondingly, distributions from undistributed net investment income will reduce the Fund's net asset value.

    For federal tax purposes, the Fund is required to allocate tax-exempt income, net realized capital gains and any other taxable income between shares of Common Stock and shares of any preferred stock in proportion to the total dividends and other distributions paid to each class for the year in which such tax-exempt income, net realized capital gains or other taxable income is earned or realized.

    While any shares of the APS are outstanding, the Fund may not declare any cash dividend or other distribution on the Common Stock unless at the time of such declaration: (1) all accrued dividends on the APS have been paid; (2) any required redemptions of the APS have been made; (3) after giving effect to the dividend or other distribution, the asset coverage requirements imposed by the rating agencies then rating the APS would be satisfied; and (4) the Fund's total assets, less all liabilities and indebtedness not deemed to be senior securities under the 1940 Act (determined after deducting the amount of such dividend or other distribution), are at least 200% of the liquidation value of the outstanding preferred stock (plus any outstanding indebtedness deemed to be senior securities). Under certain circumstances, these limitations could impair the ability of the Fund to maintain its qualification for treatment as a regulated investment company. See "Taxes." For further information regarding the impact of the issuance of the APS on the payment of dividends and other distributions on the Common Stock, see "Special Leverage Considerations."

DIVIDEND REINVESTMENT PLAN


    The Fund has established a Plan under which all Common Stockholders whose shares are registered in their own names, or in the name of PaineWebber (or its nominee) have all dividends and other distributions on their shares of Common Stock automatically reinvested in additional shares, unless such Common Stockholders elect to receive cash. Common Stockholders may affirmatively elect to receive all dividends and other distributions in cash paid by check mailed directly to the stockholders by PNC Bank, National Association ("Transfer Agent"), as dividend disbursing agent. Common Stockholders who elect to hold their shares in the name of a broker or nominee other than PaineWebber (or its nominee) should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such Common Stockholders to participate in the Plan may change if their shares of the Common Stock are transferred into the name of another broker or nominee.


    The Transfer Agent serves as agent for the Common Stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Transfer Agent, as agent for the participants, receives the cash payment and uses it to buy shares of Common Stock in the open market, on the NYSE or otherwise, for the participants' accounts. Such shares may be purchased at prices that are higher or lower than the net asset value per share of the Common Stock at the time of purchase. The number of shares of Common Stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market. The Fund will not issue any new shares of Common Stock in connection with the Plan. The Transfer Agent will maintain all stockholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

    There is no charge to participants for reinvesting dividends or other distributions. The Transfer Agent's fees for the handling of reinvestment of distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of Fund shares in connection with the reinvestment of distributions.

    The automatic reinvestment of dividends and other distributions in shares of Common Stock will not relieve participants of any income tax that may be payable on such distributions. See "Taxes."

    A holder who has elected to participate in the Plan may terminate participation in the Plan at any time without penalty, and Common Stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Transfer Agent and should include the stockholder's name and address as they appear on the share certificate. An election to terminate participation in the Plan, until such election is changed, will be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The

Plan also may be amended or terminated by the Transfer Agent by at least 30 days' written notice to all Plan participants. All correspondence concerning the Plan should be directed to the Transfer Agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

                                     TAXES


    The Fund intends to continue to qualify for treatment as a RIC under the Internal Revenue Code of 1986. For each taxable year that the Fund so qualifies, it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and net capital gain that is distributed to its stockholders.


    Distributions by the Fund of the excess of tax-exempt interest income over certain amounts disallowed as deductions, which the Fund designates as "exempt-interest dividends," generally may be excluded from gross income by its Common Stockholders for federal income tax purposes; those distributions may, however, be taxable for state and local tax purposes. In order to pay exempt-interest dividends, the Fund must (and intends to continue to) satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is tax-exempt.

    If the Fund invests in any instruments that generate taxable income, under the circumstances described in "Other Investment Practices -- Short-Term Tax-Exempt and Taxable Investments," distributions of the interest earned thereon will be taxable to the Fund's stockholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, distributions of those gains also will be taxable to stockholders.

    Interest on indebtedness incurred or continued by a stockholder to purchase or carry shares of Common Stock is not deductible to the extent that interest relates to exempt-interest dividends received from the Fund. If the Fund invests in certain private activity bonds ("PABs"), the portion of the Fund's exempt-interest dividends that is attributable to the interest it earns thereon and that is specified in an annual notice from the Fund must be included by its stockholders in calculating their liability for the AMT. Corporate stockholders, however, must include all of their exempt-interest dividends in calculating their adjusted current earnings for purposes of the AMT.

    The Fund notifies its stockholders following the end of each calendar year of the amounts of exempt-interest dividends, taxable dividends and capital gain distributions paid (or deemed paid) that year and of any portion thereof that is subject to the AMT for individuals. Dividends and other distributions declared by the Fund in October, November or December of any year and payable to stockholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the stockholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be reported by stockholders for the year in which that December 31 falls.

    Upon a sale or exchange of shares of Common Stock, including a sale pursuant to a share repurchase or tender offer by the Fund, a Common Stockholder generally will recognize a taxable gain or loss (equal to the difference between his adjusted basis for the shares and the amount realized), which will be treated as a capital gain or loss if the shares are capital assets in the stockholder's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Notwithstanding this general rule, however, any loss realized on a sale or exchange of shares of Common Stock (1) will be disallowed to the extent of any exempt-interest dividends received on those shares; (2) will be treated as a long-term, rather than as a short-term, capital loss to the extent of any capital gain distributions received thereon, if the shares were held for six months or less; and (3) will be disallowed to the extent those shares are replaced by other shares of Common Stock within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (which could occur, for example, as the result of participation in the Dividend Reinvestment Plan), in which event the replacement shares' basis will be adjusted to reflect the disallowed loss.

    Investors should also be aware that if shares of the Common Stock are purchased shortly before the record date for any distribution, the investor will pay full price for the shares and could receive some portion of the price back as an exempt-interest dividend, a taxable dividend or capital gain distribution.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its Common Stockholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective stockholders are therefore urged to consult their tax advisers.

                          DESCRIPTION OF CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock, $.001 par value. Currently, 800 shares of capital stock are classified as APS Series A and 800 shares of capital stock are classified as APS Series B. All remaining shares of capital stock are classified as Common Stock. The following description is subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

COMMON STOCK

    Shares of the Common Stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The outstanding shares of Common Stock are fully paid and nonassessable. Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of shares of the APS have equal voting rights with holders of shares of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors. However, the holders of the APS, voting as a class, can elect two directors. The rights of the holders of the Common Stock to elect directors and to vote on other matters are subject to the voting rights of the APS, as discussed below under "Description of Capital Stock -- Auction Preferred Shares."

    Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year. If the Fund is converted to an open-end investment company or if for any other reason the Fund's shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Fund may decide not to hold annual meetings of stockholders. See "Description of Capital Stock -- Common Stock

Repurchases and Tender Offers; Description of Capital Stock -- Conversion to Open-End Investment Company."

    Any additional offerings of the Common Stock, if made, will require approval of the Fund's board of directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing stockholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.


    The following chart indicates the Fund's preferred and common shares outstanding as of November 17, 1995.



                                                                                        AMOUNT OUTSTANDING
                                                               AMOUNT HELD BY        EXCLUSIVE OF AMOUNT HELD
                                                            REGISTRANT OR FOR ITS    BY REGISTRANT OR FOR ITS
TITLE OF CLASS                         AMOUNT AUTHORIZED           ACCOUNT                   ACCOUNT
------------------------------------   -----------------    ---------------------    ------------------------
Common Stock........................      199,998,400                --                          --
APS Series A........................              800                --                         800
APS Series B........................              800                --                         800


AUCTION PREFERRED SHARES

    General. Holders of the APS are entitled to receive cumulative cash dividends at an adjustable rate determined through an auction process. See "Special Leverage Considerations -- Preferred Stock." All outstanding shares of APS are fully paid and non-assessable, have no pre-emptive or conversion rights and are not subject to any sinking fund provisions. As long as the APS are outstanding, the composition of the Fund's investment portfolio will reflect guidelines established by the rating agencies rating the APS. See "Investment Policies and Restrictions -- APS Rating Agency Guidelines" in the SAI and "Appendix B" to the SAI.

    Liquidation Preference. Upon a liquidation of the Fund, whether voluntary or involuntary, the holders of the APS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Fund ranking junior to the APS upon liquidation, an amount equal to the liquidation preference with respect to the APS. The liquidation preference for the APS is $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution. After the payment to the holders of the APS of the full preferential amounts, the holders of APS as such shall have no right or claim to any of the remaining assets of the Fund. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a liquidation, whether voluntary or involuntary, for the purposes of this paragraph.

    Voting Rights. Holders of the APS generally will have equal voting rights with holders of Common Stock (one vote per share) and generally will vote together with holders of Common Stock as a single class. However, in connection with the election of the Fund's directors, holders of outstanding shares of preferred stock, including any APS, voting as a separate class, are entitled to elect two of the Fund's directors; the remaining directors are elected by Common Stockholders and preferred stockholders, including any APS, voting as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding preferred stock, including the APS, shall be due and unpaid in an amount equal to two full years' dividends thereon, then the holders of the preferred stock, including any outstanding APS, voting as a separate class, will be entitled to elect a majority of the total number of directors of the Fund so long as such dividends remain unpaid.

    So long as any of the APS are outstanding, the Fund will not, without the affirmative vote of a majority of the outstanding APS, determined with reference to a "majority of outstanding voting securities" as that term is defined in
Section 2(a)(42) of the 1940 Act (voting separately as one class): (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon liquidation or increase the authorized amount of APS (except that the Fund may, without the vote of the holders of APS, authorize, create or issue classes or series of preferred stock ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon liquidation subject to continuing compliance by the Fund with the asset coverage requirement of the 1940 Act and APS basic maintenance amount requirements established by Moody's or S&P; provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that the issuance of any such additional class or series of preferred stock would not impair the rating then assigned by such rating agency to the APS), (b) amend, alter or repeal the Fund's Articles of Incorporation insofar as they relate to the APS ("APS Provisions"), whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such APS or the holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of stock ranking junior to the APS with respect to payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Fund and such issuance would, at the time thereof, cause the Fund not to satisfy the assets coverage or APS basic maintenance amounts referred to above, or (c) file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

    The Fund's board of directors may, however, without approval of the holders of APS, amend, alter or repeal any or all of the definitions required to be contained in the APS Provisions by the rating agencies in the event the Fund receives written confirmation from the appropriate rating agency that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS by such rating agency. Unless a higher percentage is provided for under "Description of Capital Stock -- Certain Anti-Takeover Provisions of the Articles of Incorporation," the affirmative vote of the holders of a majority of the outstanding APS, voting as a separate class, will be required to approve any plan of reorganization (as such term is defined under the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Limitations" in the SAI. The class vote of holders of APS described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock necessary to authorize the action in question. To the extent permitted by the 1940 Act, each series of APS may vote as a separate series in certain circumstances.

    The foregoing voting provisions will not apply with respect to APS if, at or prior to the time when a vote is required, such APS shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

    Redemption, Purchase and Sale of Preferred Stock by the Fund. The APS are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share and any applicable redemption premium. Any redemption or purchase of shares of preferred stock by the Fund will reduce the leverage applicable to shares of Common Stock, while any resale of shares by the Fund will increase such leverage. See "Special Leverage Considerations."

    The board of directors, without the approval of the holders of Common Stock, may authorize an additional offering of preferred stock and may fix the terms of the preferred stock to be offered.

COMMON STOCK REPURCHASES AND TENDER OFFERS


    In recognition of the possibility that the Common Stock might trade at a discount to net asset value and that any such discount may not be in the best interest of Common Stockholders, the Fund's board of directors has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, the board may, in consultation with Mitchell Hutchins, from time to time consider action either to repurchase shares of the Common Stock in the open market or to make a tender offer for shares of the Common Stock at their net asset value. The board currently intends at least annually to consider making such open market repurchases or tender offers and at such time may consider such factors as the market price of the Common Stock, the net asset value of the Common Stock, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have material effect on the Fund's ability to consummate such transactions. The board may at any time, however, decide that the Fund should not repurchase shares or make a tender offer. Common Stock will not be repurchased unless after such repurchase the Fund would continue to satisfy the asset coverage requirements imposed under the 1940 Act with respect to the APS and asset coverage requirements imposed by any rating agency as a condition of its rating of the APS. The Fund may borrow to finance repurchases and tender offers. Interest on any such borrowings will reduce the Fund's net income. See "Special Leverage
Considerations -- Borrowings."


    There is no assurance that repurchases or tender offers will result in the Common Stock trading at a price that is equal or close to its net asset value per share. Although the board of directors believes that share repurchases and tender offers generally would have a favorable effect on the market price of the Common Stock, it should be recognized that the Fund's acquisition of shares of the Common Stock would decrease the Fund's total assets and therefore have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any outstanding APS. Because of the nature of the Fund's investment objective, policies and portfolio, under current market conditions Mitchell Hutchins anticipates that repurchases and tender offers generally should not have a material, adverse effect on the Fund's investment performance and that Mitchell Hutchins generally should not have any material difficulty in disposing of portfolio securities in order to consummate share repurchases and tender offers; however, this may not always be the case.

    Any tender offer made by the Fund for shares of the Common Stock generally would be at a price equal to the net asset value of the shares on a date subsequent to the Fund's receipt of all tenders. Each offer would be made, and the Common Stockholders would be notified, in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each person tendering shares would pay to the Fund's transfer agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. The Fund expects that the costs of effecting a tender offer would exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender would be charged against capital.

    Tendered shares of Common Stock that have been accepted and purchased by the Fund will be held in the Fund's treasury until retired by the board. If tendered shares are not retired, the Fund may hold, sell or otherwise dispose of the shares for any lawful corporate purpose as determined by the board of directors.

CONVERSION TO OPEN-END INVESTMENT COMPANY

    The Fund's board of directors will consider from time to time whether it would be in the best interests of the Fund and its Common Stockholders to convert the Fund to an open-end investment company. If the board of directors determines that such a conversion would be in the best interests of the Fund and its Common Stockholders and is consistent with the 1940 Act, the board will submit to the Fund's stockholders, at the next succeeding annual or special meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding shares entitled to vote thereon, the Fund will convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale shares of the Common Stock, and each such share would be redeemable at the option of the holder thereof at a price based on the then current net asset value per share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, the Common Stock would no longer be listed on the NYSE and certain investment policies of the Fund would require amendment. In addition, conversion to an open-end investment company would require that the Fund redeem any outstanding shares of APS. See "Special Leverage Considerations."

    In considering whether to propose that the Fund convert to an open-end investment company, the board of directors will consider various factors, including, without limitation, the potential benefits and detriments to the Fund and its stockholders of conversion, the potential alternatives and the benefits and detriments associated therewith, and the feasibility of conversion given, among other things, the Fund's investment objective and policies. In the event of a conversion to an open-end investment company, the Fund may charge fees in connection with the sale or redemption of its shares. As an open-end investment company, the Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

    The Fund presently has provisions in its Articles of Incorporation that have the effect of limiting: (1) the ability of other entities or persons to acquire control of the Fund; (2) the Fund's freedom to engage in certain transactions; or (3) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of the Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

    (1) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

    (2) issuance of any securities of the Fund to any person or entity for cash;

    (3) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

    (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Shareholder"). A similar vote also would be required for any amendment of the Articles of Incorporation to convert the Fund to an open-end investment company by making any class of the Fund's capital stock a "redeemable security," as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the board of directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of Incorporation of the Fund, on file with the SEC, for the full text of these provisions. These voting rights are in addition to the rights of the holders of any outstanding APS to vote as a single class on certain matters. See "Description of Capital Stock -- Auction Preferred Shares."


    The provisions of the Articles of Incorporation described above and the Fund's right to repurchase or make a tender offer for its shares could have the effect of depriving the Common Stockholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Description of Capital Stock -- Common Stock Repurchases and Tender Offers" and "Description of Capital Stock -- Conversion to Open-End Investment Company." The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal

Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objective and policies. The board of directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR


    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Fund's assets. PNC Bank, National Association, whose principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110, serves as transfer and dividend disbursing agent and as registrar with respect to the Common Stock. Bankers Trust Company, Four Albany Street, New York, New York 10006, serves as the Auction Agent with respect to the APS and acts as transfer agent, registrar, dividend disbursing agent and agent for certain notifications for the Fund in connection with the APS.


                              FURTHER INFORMATION

    Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus and the Fund's SAI constitute a part, on file with the SEC.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

The Table of Contents for the SAI is as follows:


                                                                       PAGE
                                                                       ----
Investment Policies and Restrictions................................     1
Hedging and Related Income Strategies...............................     7
Directors and Officers..............................................    15
Control Persons and Principal Holders of Securities.................    20
Investment Advisory Arrangements....................................    21
Portfolio Transactions..............................................    22
Valuation of Common Stock...........................................    23
Taxes...............................................................    24
Additional Information..............................................    26
Financial Statements................................................    27
Appendix A..........................................................   A-1
Appendix B..........................................................   B-1

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
                                   APPENDIX A
                         TYPES OF MUNICIPAL OBLIGATIONS

    The Fund may invest in the following types of Municipal Obligations and in such other types of Municipal Obligations as are described in the SAI or as become available on the market from time to time.

MUNICIPAL BONDS

    Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Certain municipal bonds are "moral obligation" issues, which normally are issued by special purpose public authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations.

INDUSTRIAL DEVELOPMENT BONDS AND PRIVATE ACTIVITY BONDS

    Industrial development bonds ("IDBs") and private activity bonds ("PABs") are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest more than 25% of its assets in IDBs and PABs.

    IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the Fund invests in such PABs, stockholders generally will be required to include a portion of their exempt-interest dividends in calculating their liability for the AMT. See "Taxes."

MUNICIPAL LEASE OBLIGATIONS

    Municipal lease obligations are Municipal Obligations that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain Municipal Obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

    The liquidity of municipal lease obligations varies. See "Other Investment Practices." Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Fund does not intend to invest a significant portion of its assets in such "non-appropriation" municipal lease obligations. There is no limitation on the Fund's ability to invest in other municipal lease obligations.

ZERO COUPON OBLIGATIONS

    The Fund may invest up to 10% of its total assets in zero coupon Municipal Obligations. Such obligations include "pure zero" obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and "zero/fixed" obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero coupon obligations also include securities representing the principal-only components of Municipal Obligations from which the interest components have been stripped and sold separately by the holders of the underlying Municipal Obligations. Zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than obligations of comparable maturities that make current distributions of interest. While zero coupon Municipal Obligations will not contribute to the cash available to the Fund for purposes of paying dividends to stockholders, Mitchell Hutchins believes that limited investments in such securities may facilitate the Fund's ability to preserve capital while generating income through the accrual of original issue discount. Zero coupon Municipal Obligations will not be counted as income-producing securities for purposes of the Fund's policy of normally investing at least 65% of its total assets in income-producing securities. Zero coupon Municipal Obligations generally are liquid, although such liquidity may be reduced from time to time due to interest rate volatility and other factors.

    Federal tax law requires the Fund to distribute at least 90% of its tax-exempt income, plus its investment company taxable income, including non-cash income, each year in order to qualify for pass-through federal income tax treatment as a regulated investment company. Accordingly, although the Fund will receive no payments on its zero coupon Municipal Obligations prior to their maturity or disposition, it will have income attributable to such securities, and it might be required, in order to maintain its desired tax treatment, to include in its dividends the income attributable to its zero coupon securities. The Fund might be required to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such dividends. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and as a result, its current income ultimately may be reduced. See "Taxes" and "Other Investment Practices" in this Prospectus and "Taxes" in the SAI.

FLOATING AND VARIABLE RATE OBLIGATIONS

    The Fund also may purchase floating and variable rate municipal notes and bonds, which frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. The issuer's obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There may be no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation.

MUNICIPAL DERIVATIVES

    The Fund may invest in derivative securities that are Municipal Obligations, or components thereof, that have been specially structured to reflect investment characteristics ordinarily associated with other securities or to have other special rights desired by investors. Generally, such securities are designed to allow investors to take advantage of expected interest rate trends or to hedge interest rate or other risks. The Fund does not expect to invest more than 5% of its net assets in any particular form of municipal derivative during the coming year other than detachable call options and Municipal Obligations with embedded caps. Detachable call options are sold by issuers of Municipal Obligations separately from the Municipal Obligations to which the call options relate and permit the purchasers of the call options to acquire the Municipal Obligations at the call price(s) and call date(s). In the event that interest rates drop, the purchaser could exercise the call option to acquire Municipal Obligations that yield above- market rates. The Fund expects during the coming year only to acquire detachable call options relating to Municipal Obligations that the Fund already owns or will acquire in the immediate future and thereby, in effect, make such Municipal Obligations non-callable so long as the Fund continues to hold the detachable call option. Municipal Obligations with embedded caps provide for additional tax-free payments for a stated period (generally a period that is shorter than the bond's maturity) above the fixed rate of interest payable on the Municipal Obligations to the extent that the average level of a particular index exceeds a specified base level. As long as the APS are outstanding, the Fund would use Municipal Obligations with embedded caps in order to attempt to offset the risk of increases in short-term interest rates while continuing to earn tax-exempt income. Investments in municipal derivatives may be subject to the same risks as floating rate Municipal Obligations, risks of adverse tax determinations or, in the case of municipal derivatives used for hedging purposes, risks similar to those for other hedging strategies. See "Hedging and Related Income Strategies" in the SAI. The Fund will only invest in those municipal derivatives that Mitchell Hutchins believes will facilitate the Fund's ability to achieve its investment objective.

OTHER MUNICIPAL OBLIGATIONS

    The Fund also may invest in participations that are issued by banks or other financial institutions and that represent ownership interests in municipal bonds, IDBs or PABs, custodial receipts representing ownership interests in future interest or principal payments on such obligations, inverse floaters, put bonds and tender option bonds. The Fund currently does not intend to invest more than 5% of its net assets in any one of these types of Municipal Obligations during the coming year. The following categories of instruments will not be treated as satisfying the 80% test (in the Fund's policy of normally investing at least 80% of its net assets in Municipal Obligations that pay interest that is exempt from the AMT): participation interests, custodial receipts, inverse floaters and municipal derivatives that are issued by a third party or anyone other than a municipality.

--------------------------------------------------------------------------------
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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATIONS
NOT CONTAINED IN THIS PROSPECTUS IN
CONNECTION WITH THE OFFERING MADE BY THIS              INVESTMENT GRADE
PROSPECTUS AND, IF GIVEN OR MADE, SUCH            MUNICIPAL INCOME FUND INC.
INFORMATION OR REPRESENTATIONS MUST NOT BE
RELIED UPON AS HAVING BEEN AUTHORIZED BY THE
FUND OR PAINEWEBBER. THIS PROSPECTUS DOES NOT
CONSTITUTE AN OFFERING BY THE FUND OR BY
PAINEWEBBER IN ANY JURISDICTION IN WHICH SUCH
OFFERING MAY NOT LAWFULLY BE MADE.


             --------------                              COMMON STOCK

          TABLE OF CONTENTS

                                         PAGE
                                         ----
                                                     ---------------------
Fund Expenses.........................     2
Prospectus Summary....................     3          P R O S P E C T U S
Financial Highlights..................     9
The Fund..............................    11         ---------------------
The Offering..........................    11
Use Of Proceeds.......................    11
Trading History.......................    12
Investment Objective And Policies.....    12
Other Investment Practices............    14
Special Leverage Considerations.......    16
Special Considerations and                         PAINEWEBBER INCORPORATED
  Risk Factors........................    19
Management of the Fund................    20
Dividends and Other Distributions;
Dividend Reinvestment Plan............    21
Taxes.................................    23
Description of Capital Stock..........    24         --------------------
Custodian, Transfer And Dividend
Disbursing Agent and Registrar........    30
Further Information...................    30
Table of Contents of Statement of                      February 1, 1996
  Additional Information..............    31
Appendix A--Types Of Municipal
Obligations...........................   A-1

(C)1996 PaineWebber Incorporated

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

                           INVESTMENT GRADE MUNICIPAL
                                INCOME FUND INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019


                      STATEMENT OF ADDITIONAL INFORMATION


    Investment Grade Municipal Income Fund Inc. ("Fund") is a diversified closed-end management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.



    Prior to        , 1996, the name of the Fund was "Paine Webber Premier
Tax-Free Income Fund Inc." The Fund began doing business under the name "Investment Grade Municipal Income Fund" in August 1995 and the shareholders of the Fund approved a formal change of the Fund's name to Investment Grade
Municipal Fund Inc. on        , 1996.



    Shares of the Fund's common stock ("Common Stock") may be offered from time to time in order to effect secondary market sales over-the-counter ("OTC") by PaineWebber Incorporated ("PaineWebber") in its capacity as a dealer and secondary market-maker. PaineWebber may (but is not obligated to) make such a secondary market.



    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber, serves as investment adviser and administrator of the Fund. This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated February 1, 1996. Capitalized terms not otherwise defined herein have the same meanings as in the Prospectus. Certain terms relating to the Fund's auction preferred shares ("APS") are defined in the Fund's Articles Supplementary, which are on file with the U.S. Securities and Exchange Commission ("SEC"), Washington, D.C., as an exhibit to the registration statement of which this SAI forms a part and may be obtained from the SEC upon payment of the fee prescribed or inspected at the SEC's office at no charge. A copy of the Prospectus may be obtained by contacting PaineWebber at 1285 Avenue of the Americas, New York, New York 10019, or calling toll free 1-800-852-4750. This SAI is dated February 1, 1996.


                      INVESTMENT POLICIES AND RESTRICTIONS

    The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

APS RATING AGENCY GUIDELINES

    The Fund intends that, so long as the APS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") in connection with their respective ratings of the APS. See Appendix B.

MUNICIPAL OBLIGATIONS

    Under normal circumstances, the Fund does not invest 25% or more of its total assets in any one industry. Governmental issuers of Municipal Obligations are not considered part of any industry and, therefore, are not subject to this limitation. Municipal Obligations backed only by the assets and revenues of non-governmental entities, however, are considered to be issued by such non-governmental entities and would be subject to this limitation. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds or in issuers located in the same state, although it has no present intention to invest more than 25% of its assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

    The Fund is authorized to invest in the following types of Municipal Obligations but does not currently intend to invest more than 5% of its net assets in any one such type of Municipal Obligation during the coming year:

    Participation Interests. The Fund may invest in participation interests in municipal bonds, including industrial development bonds ("IDBs"), private activity bonds ("PABs") and floating and variable rate securities. A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank's irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund's participation interest plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying bond, or to maintain the Fund's portfolio in accordance with its investment objective and policies. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. Mitchell Hutchins will monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests held by the Fund on the basis of published financial information reports of rating services and bank analytical services.

    Custodial Receipts. The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodial bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same economic attributes as zero coupon Municipal Obligations described herein. Although under the terms of a custodial receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights that may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

    Inverse Floaters. The Fund may invest in Municipal Obligations on which the rate of interest varies inversely with interest rates on other Municipal Obligations or an index. Such obligations include components of securities on which interest is paid in two separate parts -- an auction component, which pays interest at a rate that is set periodically through an auction process or other method, and a residual component, which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates.

    Because the interest rate paid to holders of residual components is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid or residual component holders will decrease as the auction component's rate increases and increase as the auction component's rate decreases. Moreover, the extent of the increases and decreases in market value of residual components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

    Put Bonds. Put bonds are municipal bonds which give the holder an unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. If the put is a "one time only" put, the Fund ordinarily will sell the bond or put the bond, depending on the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in Mitchell Hutchins' opinion, it is in the best interests of the Fund to do so. The obligation to purchase the bond on the exercise date of the put may be supported by a letter of credit or other credit support agreement from a bank, insurance company or other financial institution, the credit standing of which affects the credit standing of the obligation. There is no assurance that an issuer or remarketing agent for a put bond will be able to repurchase the bond on the put exercise date if the Fund chooses to exercise its right to put the bond back to the issuer or remarketing agent.

    Tender Option Bonds. Tender option bonds are long-term municipal securities sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in order to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, a Fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities with a market value equal to the amount of the commitment. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitment. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

STAND-BY COMMITMENTS

    The Fund may acquire "stand-by commitments" with respect to Municipal Obligations it purchases or holds. Under a stand-by commitment, which resembles a put option, a broker, dealer or bank is obligated to repurchase at the Fund's option specified securities at a specified price. The Fund's ability to exercise a stand-by commitment is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes. The Fund anticipates that stand-by commitments will be available from brokers, dealers, and banks without the payment of any direct or indirect consideration. The Fund may pay for stand-by commitments if payment is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing the obligation's yield.

    The Fund would enter into stand-by commitments only with those brokers, banks or dealers that, in the opinion of Mitchell Hutchins, present minimal credit risks. The Fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although the Fund could sell the underlying securities to a third party at any time. The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying Municipal Obligations.

REVERSE REPURCHASE AGREEMENTS

    Although it has no present intention to do so during the coming year, the Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase (and the buyer would be required to resell) them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those proceeds. Thus, reverse repurchase agreements involve the risk that the Fund might be unable to reacquire the securities that it has sold. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

    Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation. In addition to the foregoing borrowings, the Fund may borrow money for temporary or emergency purposes (e.g., clearance of transactions, share repurchases, tender offers or payments of dividends to stockholders) in an amount not exceeding 5% of the value of the Fund's total assets (not including the amount borrowed). See "Investment Limitations."

ILLIQUID SECURITIES

    As noted in the Prospectus, the Fund may invest up to 20% of its total assets in illiquid securities. The board of directors has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including: (1) the frequency of trades for the security; (2) the number of dealers that make quotes for the security; (3) the number of dealers that have undertaken to make a market in the security; (4) the number of other potential purchasers; and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of securities in the Fund's portfolio and reports periodically on liquidity decisions to the board of directors.

    In making determinations as to the liquidity of municipal lease obligations, Mitchell Hutchins will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, Mitchell Hutchins does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations. The assets used as cover for any OTC options written by the Fund would be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INVESTMENT LIMITATIONS

    The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a stockholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund's investment policies. The Fund may not:

        (1) issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements), except (a) the Fund may borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (2) purchase the securities of any one issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, provided that securities issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation;

        (3) make an investment in any one industry if the investment would cause the aggregate value of all the Fund's investments in such industry to equal 25% or more of the Fund's total assets; provided that this limitation shall not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and provided further that this limitation does not apply to Municipal Obligations other than those backed only by the assets and revenues of a non-governmental entity;

        (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

        (6) make short sales of securities or maintain a short position, except that the Fund may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and sell short "against the box;"

        (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and liquidate real estate acquired as a result of such enforcement;

        (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and options thereon;

        (9) invest in oil, gas or mineral-related programs or leases; or

        (10) make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

    For purposes of limitation (2), each state (including the District of Columbia), territory and possession of the United States, each public subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by such government or entity and owned by the Fund exceeds 10% of the Fund's total assets, such a guarantee would be considered a separate security and would be treated as issued by such government or entity. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

                     HEDGING AND RELATED INCOME STRATEGIES


    As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and interest rate protection transactions, to attempt to hedge the Fund's portfolio and may use options to attempt to enhance the Fund's income. Since any income realized from the use of options and futures would be taxable to stockholders, the Fund currently does not intend to engage in hedging or related income strategies and would do so only under unusual market conditions. In addition, rating agency guidelines impose restrictions on the Fund's ability to invest in Hedging Instruments. For as long as shares of any series of APS are rated by Moody's, the Fund may engage in transactions in options on securities, futures contracts based on the Municipal Index or Treasury Bonds and options on such futures contracts (collectively "Moody's Hedging Transactions") only when consistent with the provisions set forth under "Appendix B -- Rating Agency Guidelines," unless it receives written confirmation from Moody's that engaging in such transactions will not impair the ratings then assigned to the APS by Moody's. For as long as shares of any series of APS are rated by S&P, the Fund will not buy or sell futures contracts or options thereon or write put options or call options on portfolio securities or enter into interest rate caps, collars or floors unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the APS by S&P, except that the Fund may buy or sell futures contracts based on the Municipal Index or Treasury Bonds, may purchase put and call options on such contracts and may write covered call options and secured put options on portfolio securities (collectively "S&P Hedging Transactions") subject to the limitations described under "Appendix
B -- Rating Agency Guidelines."


    Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument the price of which is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument the price of which is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

    The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC") and may become subject to regulation by various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

    In addition to the products, strategies and risks described below, Mitchell Hutchins expects additional opportunities to develop in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF HEDGING STRATEGIES

    The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

        (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

        (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR HEDGING STRATEGIES

    Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS


    The Fund may purchase put and call options, and write (sell) covered call options and covered put options, on debt securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions -- Illiquid Securities."


    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

    The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The Fund may purchase or write both exchange-traded and OTC options. However, exchange-traded or liquid OTC options on Municipal Obligations are not currently available. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

    Generally, OTC options on debt securities are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

    The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

    If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    In the event that options on indexes of municipal and non-municipal debt securities become available, the Fund may purchase and write put and call options on such indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

FUTURES

    The Fund may purchase and sell municipal bond index futures, other interest rate futures and options thereon. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indexes. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

    Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to an open futures position. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and the Fund will not trade options on futures on any exchange or board of trade unless, in Mitchell Hutchins' opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

GUIDELINE FOR FUTURES AND RELATED OPTIONS

    To the extent that the Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

    The Fund may use the following Hedging Instruments:

    OPTIONS ON DEBT SECURITIES -- A call option is a contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or upon expiration. The writer of the put option, who receives the premium, has the obligation, upon exercise, to buy the underlying security at the exercise price. Options on debt securities are traded primarily in the OTC market rather than on any of the several options exchanges. At present, only options on U.S. Treasury securities are listed for trading on any recognized exchange.

    OPTIONS ON INDEXES OF DEBT SECURITIES -- An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. Currently, options on indexes of debt securities do not exist.

    MUNICIPAL BOND INDEX FUTURES CONTRACTS -- A municipal bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

    MUNICIPAL DEBT FUTURES CONTRACTS -- A municipal debt futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of the specific type of municipal debt security called for in the contract at a specified future time and at a specified price. Currently, municipal debt futures contracts do not exist.

    OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of put.

    INTEREST RATE PROTECTION TRANSACTIONS -- The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated level or goes below a designated floor level on predetermined dates or during a specified time period.

    The Fund would enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

    The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act"). The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

    The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers or their affiliates believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's board of directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

    The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

                             DIRECTORS AND OFFICERS

    The overall management of the business and affairs of the Fund is vested with its board of directors. The board of directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment adviser and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund are delegated to its officers and to Mitchell Hutchins, subject always to the investment objective and policies of the Fund and to general supervision by the Fund's board of directors.

    The business addresses and principal occupations during the past five years of the directors and executive officers of the Fund are:


                                      POSITION                     BUSINESS EXPERIENCE;
NAME, AGE AND ADDRESS*             WITH THE FUND                    OTHER DIRECTORSHIPS
-----------------------------   --------------------   ---------------------------------------------
Margo N. Alexander; 48**           [Director and       Mrs. Alexander is president, chief executive
                                     President]          officer and a director of Mitchell
                                                         Hutchins. Prior to January 1995, Mrs.
                                                         Alexander was an executive vice president
                                                         of PaineWebber. Mrs. Alexander is also a
                                                         director, trustee of two other investment
                                                         companies and president of 38 other
                                                         investment companies for which Mitchell
                                                         Hutchins or PaineWebber serves as
                                                         investment adviser.

Richard Q. Armstrong; 60              Director         Mr. Armstrong is chairman and principal of
78 West Brother Drive                                    RQA Enterprises (management consulting
Greenwich, CT 06830                                      firm) (since April 1991 and principal
                                                         occupation since March 1995). Mr. Armstrong
                                                         is also a director of Hi Lo Automotive,
                                                         Inc. He was chairman of the board, chief
                                                         executive officer and co-owner of
                                                         Adirondack Beverages (producer and
                                                         distributor of soft drinks and
                                                         sparkling/still waters) (October 1993-March
                                                         1995). He was a partner of the New England
                                                         Consulting Group (management consulting
                                                         firm) (December 1992-September 1993). He
                                                         was managing director of LVMH U.S.
                                                         Corporation (U.S. subsidiary of the French
                                                         luxury goods conglomerate, Luis Vuitton
                                                         Moet Hennessey Corporation) (1987-1991) and
                                                         chairman of its wine and spirits
                                                         subsidiary, Schieffelin & Somerset Company
                                                         (1987-1991). Mr. Armstrong is also a
                                                         director or trustee of 5 other investment
                                                         companies for which Mitchell Hutchins or
                                                         PaineWebber serves as investment adviser.

                                      POSITION                     BUSINESS EXPERIENCE;
NAME, AGE AND ADDRESS*             WITH THE FUND                    OTHER DIRECTORSHIPS
-----------------------------   --------------------   ---------------------------------------------
E. Garrett Bewkes, Jr.; 69**        Director and       Mr. Bewkes is a director of Paine Webber
                                  Chairman of the        Group Inc. ("PW Group") (holding company of
                                 Board of Directors      Mitchell Hutchins and PaineWebber) and a
                                                         consultant to PW Group. Prior to 1988, he
                                                         was chairman of the board, president and
                                                         chief executive officer of American
                                                         Bakeries Company. Mr. Bewkes is also a
                                                         director of Interstate Bakeries Corporation
                                                         and a director or trustee of 26 other
                                                         investment companies for which Mitchell
                                                         Hutchins or PaineWebber serves as
                                                         investment adviser.

Richard R. Burt; 48                   Director         Mr. Burt is chairman of International Equity
1101 Connecticut Avenue N.W.                             Partners (international investments and
Washington, D.C. 20036                                   consulting firm) (since March 1994) and a
                                                         partner of McKinsey & Company (management
                                                         consulting firm) (since 1991). He is also a
                                                         director of American Publishing Company. He
                                                         was the chief negotiator in the Strategic
                                                         Arms Reduction Talks with the former Soviet
                                                         Union (1989-1991) and the U.S. Ambassador
                                                         to the Federal Republic of Germany
                                                         (1985-1989). Mr. Burt is also a director or
                                                         trustee of 6 other investment companies for
                                                         which Mitchell Hutchins or PaineWebber
                                                         serves as investment adviser.

Meyer Feldberg; 53                    Director         Mr. Feldberg is Dean and Professor of
Columbia University                                      Management of the Graduate School of
101 Uris Hall                                            Business, Columbia University. Prior to
New York, NY 10027                                       1989, he was president of the Illinois
                                                         Institute of Technology. Dean Feldberg is
                                                         also a director of AMSCO International
                                                         Inc., Federated Department Stores Inc.,
                                                         Inco Homes Corporation, New World
                                                         Communications Group Incorporated and a
                                                         director or trustee of 19 other investment
                                                         companies for which Mitchell Hutchins or
                                                         PaineWebber serves as investment adviser.

                                      POSITION                     BUSINESS EXPERIENCE;
NAME, AGE AND ADDRESS*             WITH THE FUND                    OTHER DIRECTORSHIPS
-----------------------------   --------------------   ---------------------------------------------
John R. Torell III; 56                Director         Mr. Torell is chairman of Torell Management,
767 Fifth Avenue                                         Inc. (financial advisory firm) (since
Suite 4605                                               1989), chairman of Telesphere Corporation
New York, NY 10153                                       (financial information) and a partner of
                                                         Zilkha and Company (merchant bank and
                                                         investment company). Mr. Torell is also a
                                                         director of American Home Products Corp.,
                                                         COLTS Manufacturing Company and Volt
                                                         Information Sciences Inc. He is the former
                                                         chairman and chief executive officer of
                                                         Fortune Bancorp (1990-1991 and 1990-1994,
                                                         respectively). He is the former chairman,
                                                         president and chief executive officer of
                                                         CalFed, Inc. (savings association) (1988 to
                                                         1989) and former president of Manufacturers
                                                         Hanover Corp. (bank) (prior to 1988). Mr.
                                                         Torell is a director or trustee of 9 other
                                                         investment companies for which Mitchell
                                                         Hutchins or PaineWebber serves as
                                                         investment adviser.

William D. White; 62                  Director         Mr. White is retired. From February 1989
P.O. Box 199                                             through March 1994, he was president of the
Upper Black Eddy, PA 18972                               National League of Professional Baseball
                                                         Clubs. Prior to 1989, he was a television
                                                         sportscaster for WPIX-TV, New York. Mr.
                                                         White is also a director or trustee of 9
                                                         other investment companies for which
                                                         Mitchell Hutchins or PaineWebber serves as
                                                         investment adviser.

Teresa M. Boyle; 37                Vice President      Ms. Boyle is a first vice president and
                                                         manager -- advisory administration of
                                                         Mitchell Hutchins. Prior to November 1993,
                                                         she was compliance manager of Hyperion
                                                         Capital Management, Inc., an investment
                                                         advisory firm. Prior to April 1993, Ms.
                                                         Boyle was a vice president and manager --
                                                         legal administration of Mitchell Hutchins.
                                                         Ms. Boyle is also a vice president of 38
                                                         other investment companies for which
                                                         Mitchell Hutchins or PaineWebber serves as
                                                         investment adviser.

Joan L. Cohen; 31                Vice President and    Ms. Cohen is a vice president and attorney of
                                Assistant Secretary      Mitchell Hutchins. Prior to December 1993,
                                                         she was an associate at the law firm of
                                                         Seward & Kissel. Ms. Cohen is also a vice
                                                         president and assistant secretary of 25
                                                         other investment companies for which
                                                         Mitchell Hutchins or PaineWebber serves as
                                                         investment adviser.

                                      POSITION                     BUSINESS EXPERIENCE;
NAME, AGE AND ADDRESS*             WITH THE FUND                    OTHER DIRECTORSHIPS
-----------------------------   --------------------   ---------------------------------------------
C. William Maher; 34             Vice President and    Mr. Maher is a first vice president and a
                                 Assistant Treasurer     senior manager of the mutual fund finance
                                                         division of Mitchell Hutchins. Mr. Maher is
                                                         also a vice president and assistant
                                                         treasurer of 38 other investment companies
                                                         for which Mitchell Hutchins or PaineWebber
                                                         serves as investment adviser.

Dennis McCauley; 49                Vice President      Mr. McCauley is a managing director and chief
                                                         investment officer -- fixed income of
                                                         Mitchell Hutchins. Prior to December 1994,
                                                         he was director of fixed income investments
                                                         of IBM Corporation. Mr. McCauley is also a
                                                         vice president of 20 other investment
                                                         companies for which Mitchell Hutchins or
                                                         PaineWebber serves as investment adviser.

Ann E. Moran; 38                 Vice President and    Ms. Moran is a vice president of Mitchell
                                 Assistant Treasurer     Hutchins. Ms. Moran is also a vice
                                                         president and assistant treasurer of 38
                                                         other investment companies for which
                                                         Mitchell Hutchins or PaineWebber serves as
                                                         investment adviser.

Dianne E. O'Donnell; 43          Vice President and    Ms. O'Donnell is a senior vice president and
                                     Secretary           senior associate general counsel of
                                                         Mitchell Hutchins. Ms. O'Donnell is also a
                                                         vice president and secretary of 38 other
                                                         investment companies for which Mitchell
                                                         Hutchins or PaineWebber serves as
                                                         investment adviser.

Victoria E. Schonfeld; 45          Vice President      Ms. Schonfeld is a managing director and
                                                         general counsel of Mitchell Hutchins. From
                                                         April 1990 to May 1994, she was a partner
                                                         in the law firm of Arnold & Porter. Prior
                                                         to April 1990, she was a partner in the law
                                                         firm of Shereff, Friedman, Hoffman &
                                                         Goodman. Mr. Schonfeld is also a vice
                                                         president of 38 other investment companies
                                                         for which Mitchell Hutchins or PaineWebber
                                                         serves as investment adviser.

Paul H. Schubert; 32             Vice President and    Mr. Schubert is a vice president of Mitchell
                                 Assistant Treasurer     Hutchins. From August 1992 to August 1994,
                                                         he was a vice president of BlackRock
                                                         Financial Management, L.P. Prior to August
                                                         1992, he was an audit manager with Ernst &
                                                         Young LLP. Mr. Schubert is also a vice
                                                         president and assistant treasurer of 38
                                                         other investment companies for which
                                                         Mitchell Hutchins or PaineWebber serves as
                                                         investment adviser.

Gregory W. Serbe; 50               Vice President      Mr. Serbe is a managing director of Mitchell
                                                         Hutchins responsible for tax-exempt bonds
                                                         and tax-exempt money market investments.
                                                         Mr. Serbe is also a vice president of 12
                                                         other investment companies for which
                                                         Mitchell Hutchins serves as investment
                                                         adviser.

                                      POSITION                     BUSINESS EXPERIENCE;
NAME, AGE AND ADDRESS*             WITH THE FUND                    OTHER DIRECTORSHIPS
-----------------------------   --------------------   ---------------------------------------------
Julian F. Sluyters; 35           Vice President and    Mr. Sluyters is a senior vice president and
                                     Treasurer           the director of the mutual fund finance
                                                         division of Mitchell Hutchins. Prior to
                                                         1991, he was an audit senior manager with
                                                         Ernst & Young LLP. Mr. Sluyters is also a
                                                         vice president and treasurer of 38 other
                                                         investment companies for which Mitchell
                                                         Hutchins or PaineWebber serves as
                                                         investment adviser.

Gregory K. Todd; 39              Vice President and    Mr. Todd is a first vice president and
                                 Assistant Secretary     associate general counsel of Mitchell
                                                         Hutchins. Prior to 1993, he was a partner
                                                         in the firm of Shereff, Friedman, Hoffman &
                                                         Goodman. Mr. Todd is also a vice president
                                                         and assistant secretary of 38 other
                                                         investment companies for which Mitchell
                                                         Hutchins or PaineWebber serves as
                                                         investment adviser.

Keith A. Weller; 34              Vice President and    Mr. Weller is a first vice president and
                                 Assistant Secretary     associate general counsel of Mitchell
                                                         Hutchins. From September 1987 to March
                                                         1995, he was an attorney in private
                                                         practice. Mr. Weller is also a vice
                                                         president and assistant secretary of 23
                                                         other investment companies for which
                                                         Mitchell Hutchins or PaineWebber serves as
                                                         investment adviser.


------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.


** Messrs. Alexander and Bewkes are "interested persons" of the Fund, as defined in the 1940 Act, by reason of their positions with Mitchell Hutchins, PaineWebber and/or PW Group .



    The Fund pays directors who are not "interested persons" of the Fund $1,500 annually and $250 per meeting of the board of directors or any committee thereof. Directors also will be reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Fund for acting as a director or officer. The following table includes certain information relating to the compensation of the Fund's directors. [Mrs. Alexander is not included in the table since she was not elected director until after the end of the fiscal year].

                               COMPENSATION TABLE


                                                                PENSION OR                      TOTAL
                                                                RETIREMENT                   COMPENSATION
                                                                 BENEFITS      ESTIMATED       FROM THE
                                                 AGGREGATE      ACCRUED AS       ANNUAL      FUND AND THE
                                                COMPENSATION    PART OF THE     BENEFITS     FUND COMPLEX
NAME OF                                           FROM THE        FUND'S          UPON         PAID TO
PERSON, POSITION                                   FUND*         EXPENSES      RETIREMENT    DIRECTORS**
---------------------------------------------   ------------    -----------    ----------    ------------
Richard Q. Armstrong
  Director...................................      $1,250              --            --             --
E. Garrett Bewkes, Jr.,
  Director and chairman of the board of
directors....................................          --              --            --             --
Richard R. Burt
  Director...................................      $1,250              --            --             --
Meyer Feldberg,
  Director...................................      $3,250              --            --             --
John R. Torell III,
  Director...................................      $3,250              --            --             --
William D. White,
  Director...................................      $2,750              --            --             --


------------


 * Represents fees paid to each director during the fiscal year ended September 30, 1995.



** Represents total compensation paid to each director during the calendar year ended December 31, 1994.



    Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Fund for acting as a director or officer. The 1940 Act requires that the holders of the outstanding shares of Preferred Stock, including the APS, voting as a separate class, have the right to select at least two of the Fund's directors at all times. For purposes of this condition, Mr. Feldberg [and Mrs. Alexander] (who were elected by a majority of the holders of the APS at the annual meeting of shareholders of the Fund held on [January 18, 1995]) will stand for re-election as directors by the holders of the APS at the Fund's next annual meeting of shareholders.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of January   , 1996, Cede & Co. (the nominee of The Depository Trust
Company, a securities depository) owned of record         shares of the Fund's
Common Stock or     % of the outstanding shares of Common Stock. To the
knowledge of the Fund, no person is the beneficial owner of 5% or more of its shares of Common Stock.



    As of January   , 1996, the directors and officers of the Fund as a group
beneficially owned less than 1% of the Fund's outstanding shares of Common
Stock.

                        INVESTMENT ADVISORY ARRANGEMENTS


    Mitchell Hutchins is the Fund's investment adviser and administrator pursuant to a contract dated October 15, 1992 with the Fund ("Advisory Contract"). Pursuant to the Advisory Contract, Mitchell Hutchins provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. As administrator, Mitchell Hutchins supervises all matters relating to the operation of the Fund and provides for it corporate, administrative and clerical personnel, office space, equipment and services. For the period November 6, 1992 (commencement of operations) to September 30, 1993, for the fiscal year ended September 30, 1994 and for the fiscal year ended September 30, 1995, the Fund paid or accrued to Mitchell Hutchins $1,820,488, $2,207,447 and $1,914,328 respectively, in investment advisory and administration fees.


    In addition to the payments to Mitchell Hutchins under the Advisory Contract described in the Prospectus, the Fund pays certain other costs including: (1) the costs (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses of the Fund, whether or not advanced by Mitchell Hutchins; (4) filing fees and expenses relating to the registration and qualification of the Common Stock under federal and state securities laws; (5) fees and salaries payable to directors who are not interested persons of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the directors' services, including travel expenses;
(7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates;
(13) expenses of printing and distributing reports to stockholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of stockholders, the board and any committees thereof; (17) the costs of investment company literature and other publications provided to directors and officers; (18) costs of mailing, stationery and communications equipment; (19) interest charges on borrowings;
(20) fees and expenses of listing and maintaining any listing of the Fund's shares on the New York Stock Exchange, Inc. ("NYSE") or any other national securities exchange; and (21) costs and expenses (including rating agency fees) associated with the issuance of preferred stock.


    The Advisory Contract was approved by the Fund's board of directors and by a majority of the directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Contract ("Independent Directors"), on September 16, 1992 and by its initial stockholder on October 15, 1992. Unless sooner terminated, the Advisory Contract will continue in effect automatically for successive annual periods, provided that such continuance is specifically approved at least annually: (1) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (2) by the board of directors or by vote of a majority of the outstanding voting securities (i.e., the Common Stockholders and holders of the APS, voting as a single class) of the Fund.

    Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Contract. The Advisory Contract is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Mitchell Hutchins. The Advisory Contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the Fund. The Advisory Contract terminates automatically upon its assignment.


    Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber, PaineWebber/Kidder, Peabody and Mitchell Hutchins/Kidder, Peabody mutual funds (collectively, "PW Funds") and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PW Funds and other Mitchell Hutchins advisory clients.


                             PORTFOLIO TRANSACTIONS


    Subject to policies established by the board of directors, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution and operational facilities of the firm involved. Municipal Obligations in which the Fund invests generally are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. For the period November 6, 1992 (commencement of operations) to September 30, 1993, for the fiscal year ended September 30, 1994 and for the fiscal year ended September 30, 1995, the Fund paid no brokerage commissions.


    In placing orders with dealers, Mitchell Hutchins attempts to obtain the best net price and the most favorable execution of its orders. Mitchell Hutchins may purchase and sell portfolio securities from and to dealers who provide the Fund with research, analysis, statistical or pricing advice or similar services. Portfolio transactions will not be directed by the Fund to dealers solely on the basis of research and advice provided. Research services furnished by the dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts they advise and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the Fund.

    Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales then are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

    The Fund will not purchase securities that are offered in underwritings in which PaineWebber, Mitchell Hutchins or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the board of directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber, Mitchell Hutchins and their affiliates not participate in or benefit from the sale to the Fund.

PORTFOLIO TURNOVER


    For the fiscal year ended September 30, 1994 and for the fiscal year ended September 30, 1995, the Fund's portfolio turnover rates were 0% and 7%, respectively. Portfolio turnover may vary from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year.


                           VALUATION OF COMMON STOCK


    The net asset value of the Common Stock is determined weekly as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on the last day of the week on which the NYSE is open for trading. The net asset of the Common Stock also is determined monthly as of the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per share of Common Stock is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) and the liquidation preference of any outstanding preferred stock by the total number of shares of Common Stock outstanding at such time.


    When market quotations are readily available, the Fund's debt securities are valued based upon those quotations. When market quotations for options and futures positions held by the Fund are readily available, those positions are valued based upon such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options and futures positions or any other securities and assets of the Fund are not readily available, they are valued at fair value as determined in good faith by or under the direction of the board of directors. When market quotations are not readily available for any of the Fund's debt securities, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system, or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the board of directors or its delegate determines that this does not represent fair value.

                                     TAXES

TAXATION OF THE FUND

    General. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its stockholders for each taxable year at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code ("tax-exempt income") plus its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures contracts held for less than three months ("Short-Short Limitation");
(3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its stockholders) and all distributions out of its earnings and profits would be taxable to its stockholders as dividends (that is, ordinary income).

    The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income (not including tax-exempt income) for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, any such taxable income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

    While any shares of the APS are outstanding, the Fund may not declare any cash dividend or other distribution on the Common Stock unless, at the time of the declaration, the Fund satisfies certain dividend payment and asset coverage requirements. See "Special Leverage Considerations" in the Prospectus. Any such suspension of distributions on the Common Stock could prevent the Fund from satisfying the Distribution Requirement and avoiding imposition of the Excise Tax. For so long as the Fund has outstanding preferred stock, it will be required to allocate each particular type of its income for each taxable year (such as tax-exempt income, net realized capital gains and other taxable income) between the two classes of shares, Common Stock and preferred stock, in proportion to the total distributions paid to each such class for that year. It is not expected that any portion of the Fund's distributions will be eligible for the dividends-received deduction available for corporations.

    The Fund may acquire zero coupon Municipal Obligations issued with original issue discount. As the holder of such a security, the Fund would have to include in its gross income for purposes of the Distribution and Income Requirements the original issue discount that accrues on the security for the taxable year, even if it receives no payment on the security during the year. Because the Fund annually must distribute at least 90% of its tax-exempt income, including any accrued original issue discount, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets, or from the proceeds of sales of portfolio securities or from borrowings, if necessary. The Fund may realize taxable capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options or futures, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

    Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize taxable income without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax. In that event, the Fund might have to liquidate securities to enable it to make the required distributions, which would cause the Fund to recognize gains or losses and might affect its ability to satisfy the Short-Short Limitation.

    Income from transactions in options and futures derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months.

    If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify for treatment as a RIC.

TAXATION OF THE STOCKHOLDERS

    Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (including income from tax-exempt sources such as the

Fund) plus 50% of their net benefits exceeds certain base amounts. Exempt-interest dividends are still tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

    Distributions of the Fund's net capital gain, if any, will be taxable to its stockholders as long-term capital gains, regardless of the length of time they held their Fund shares.

    Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing Fund shares of Common Stock because, for certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of IDBs or PABs.

    A participant in the Fund's Dividend Reinvestment Plan is treated as having received a distribution in the amount of the cash used to purchase shares of Common Stock on his behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent. See "Dividends and Other Distributions; Dividend Reinvestment Plan" in the Prospectus.

    The Fund is required to withhold 31% of all taxable dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate stockholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gain distributions also is required for stockholders who otherwise are subject to backup withholding.

                             ADDITIONAL INFORMATION

COMMON STOCK REPURCHASES AND TENDERS

    As discussed in the Prospectus, the Fund's board of directors may tender for its shares to reduce or eliminate the discount to net asset value at which the Fund's shares might trade. Even if a tender offer has been made, it will be the board's announced policy, which may be changed by the board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Stock from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200), (b) impair the Fund's status as a RIC (which would eliminate the Fund's eligibility to deduct dividends paid to its stockholders, thus causing the Fund's income to be fully taxed at the corporate level in addition to the taxation of stockholders upon dividends received from the Fund) or (c) cause the Fund to violate applicable asset coverage or similar requirements on outstanding preferred stock or borrowings; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase its shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any other exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, New York State or any state in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect on the Fund or its stockholders if shares were repurchased. The board of directors may modify these conditions in light of experience.

COUNSEL


    The law firm of Kirkpatrick & Lockhart LLP, 1800 M Street N.W., Washington, D.C. 20036-5891 counsel to the Fund, has passed upon the legality of the shares offered by the Fund's Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants.

                              FINANCIAL STATEMENTS


    The Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1995 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors therein are incorporated by reference in this SAI.

                 (This page has been left blank intentionally.)

                                                                      APPENDIX A

                                    RATINGS

    Municipal bonds are rated by Moody's and S&P. Moody's also publishes separate ratings for municipal notes. Descriptions of these ratings, together with the ratings assigned by Moody's and S&P to commercial paper, are set forth below.

DESCRIPTION OF MOODY'S FOUR HIGHEST MUNICIPAL BOND RATINGS

    AAA. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A. Bonds which are rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

DESCRIPTION OF S&P'S FOUR HIGHEST MUNICIPAL BOND RATINGS

    AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Note: Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

DESCRIPTION OF MOODY'S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

    Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG" or, for variable or floating rate obligations, "VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

    MIG-1VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing or both.

    MIG-2VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

    S&P's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

    SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    Issuers assigned Prime-1 by Moody's have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity. Issuers assigned Prime-2 have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issues assigned A by S&P, the highest rating category, are regarded as having the greatest capacity for timely repayment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. The A-2 designation indicates that the capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                                                      APPENDIX B

                            RATING AGENCY GUIDELINES

GENERAL

    The guidelines described below have been developed by Moody's and S&P in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but they have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of each series of APS, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency's guidelines will apply to shares of any series of APS only so long as such rating agency is rating such shares.

    The Fund intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount and, in addition, so long as S&P is rating the shares of any series of APS, the Fund intends to maintain a Minimum Liquidity Level. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets.

    In managing the Fund's portfolio, Mitchell Hutchins will not alter the composition of the Fund's portfolio if, in the reasonable belief of Mitchell Hutchins, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by five percent or less, Mitchell Hutchins will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

    Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of each series of APS will be subject to redemption if either Moody's or S&P is rating such shares. The APS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of each series of APS then Outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Asset Maintenance."

    The Fund may, but is not required to, adopt any modifications to these guidelines that may hereafter be established by Moody's and S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of any series of APS may, at any time, change or withdraw any such rating. As set forth in the APS Provisions, the Board of Directors may, without Stockholder approval, modify certain definitions or policies which have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to any series of APS.

    As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on any series of the APS are not recommendations to purchase, hold or sell shares of such series of APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor nor do the rating agency guidelines described above address the likelihood that a holder of shares of any series of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and Mitchell Hutchins, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Stock has not been rated by a nationally recognized statistical rating organization.

    S&P AAA Rating Guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current S&P guidelines, the fair market value of Municipal Obligations eligible for consideration under such guidelines ("S&P Eligible Assets") must be discounted by certain discount factors set forth in the table below ("S&P Discount Factors"). The Discounted Value of a Municipal Obligation under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular Municipal Obligation will be determined by reference to the "S&P Exposure Period" as determined by S&P (currently, 3 Business Days) and the S&P rating on such Municipal Obligation. S&P Discount Factors for a range of exposure periods are set forth below:

                                                   S&P DISCOUNT FACTORS
                                                      RATING CATEGORY
                                              -------------------------------
S&P EXPOSURE PERIOD                           AAA       AA       A       BBB
------------------------------------------    ----     ----     ----     ----
40 Business Days..........................    190%     195%     210%     250%
22 Business Days..........................     170      175      190      230
10 Business Days..........................     155      160      175      215
 7 Business Days..........................     150      155      170      210
 3 Business Days..........................     130      135      150      190

    Since the S&P Exposure Period currently applicable to the Fund is three Business Days, the S&P Discount Factors currently applicable to S&P Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "3 Business Days." Notwithstanding the foregoing, (i) the

S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to be short-term Municipal Obligations. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

    The S&P guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining S&P Eligible
Assets:

        (1) In order to be considered S&P Eligible Assets, Municipal Obligations owned by the Fund must:

           (a) Be interest bearing and pay interest at least semi-annually;

           (b) Be payable with respect to principal and interest in U.S.
       dollars;

           (c) Be publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, be rated at least A by Moody's; provided that such Moody's-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 50% of the aggregate fair market value of S&P Eligible Assets. For purposes of determining the S&P Discount Factors applicable to such Moody's-rated Municipal Obligations, any such Municipal Obligation will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating;

           (d) Not be private placements; and

           (e) Be part of an issue with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event lower than $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding.

        (2) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 10% of the aggregate fair market value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Obligations exceeds 5% of the aggregate fair market value of S&P Eligible Assets,

        (3) Municipal Obligations guaranteed or insured by any one bond insurer will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 25% of the aggregate fair market value of S&P Eligible Assets.

        (4) Municipal Obligations issued by issuers in any one state (including the District of Columbia), territory or possession of the United States will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets.

    For so long as shares of any series of APS are Outstanding and S&P is rating such APS, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by S&P to the APS, engage in any one or more of the following transactions: engage in reverse repurchase agreement transactions; borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing; issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; lend portfolio securities; merge or consolidate with any corporation; engage in repurchase agreement transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States Treasury securities (not inclusive of zero coupon securities), demand deposits, certificates of deposit, or bankers acceptances in which the counter-party or its affiliates have securities rated A-1+ by S&P with respect to such underlying security; or engage in short sale transactions. In addition, as long as shares of APS are so rated or unless such confirmation has been received, the Fund will not enter into interest rate caps, collars or floors, purchase or sell futures contracts or options thereon or write uncovered put or uncovered call options on portfolio securities except that (i) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and (ii) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal.

    For so long as shares of any series of APS are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (i) the Fund does not have S&P Eligible

Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (ii) the Fund is required to pay Variation Margin on the second such Valuation Date. For so long as shares of any series of APS are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as shares of any series of APS are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

    Moody's "aaa" Rating Guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of Municipal Obligations eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth in the table below ("Moody's Discount Factors"). The Discounted Value of a Municipal Obligation under Moody's guidelines is the fair market value thereof divided by the Moody's Discount Factor. The Moody's Discount Factor used to discount a particular Municipal Obligation will be determined by reference to the "Moody's Exposure Period" as determined by Moody's (currently, the period commencing on a given Valuation Date and ending 47 days thereafter) and the Moody's rating on such Municipal Obligation. Moody's Discount Factors for a range of exposure periods are set forth below:

                                           MOODY'S DISCOUNT FACTORS RATING CATEGORY
                                  ----------------------------------------------------------
                                                                              VMIG-1   SP-1+
MOODY'S EXPOSURE PERIOD           AAA(1)   AA(1)   A(1)   BAA(1)   OTHER(2)   (1)(3)(4) (3)(4)
--------------------------------  ------   -----   ----   ------   --------   ------   -----
7 weeks.........................    151%    159%   168%     202%     229%      136%    148%
8 weeks or less but greater than
  7 weeks.......................     154     164    173      205      235       137     149
9 weeks or less but greater than
  8 weeks.......................     158     169    179      209      242       138     150

------------

(1) Moody's rating.

(2) Municipal Obligations not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.

(3) Municipal Obligations rated MIG-1, VMIG-1 or Prime-1 or, if not rated by Moody's, rated SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.

(4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

    Since the Moody's Exposure Period currently applicable to the Fund is 47 days, the Moody's Discount Factors currently applicable to Moody's Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "7 weeks." Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term Municipal Obligations so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and the Moody's Discount Factor for such Municipal Obligations will be 125% as long as such Municipal Obligations are rated A-1- /M or SP-1+ /M by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearinghouse firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of conditions (x) or (y).

    The Moody's guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining Moody's Eligible Assets, as set forth in the table below:

                                           MINIMUM       MAXIMUM      MAXIMUM STATE OR
                                          ISSUE SIZE    UNDERLYING       TERRITORY
RATING                                    (MILLIONS)    OBLIGOR**     CONCENTRATION**
---------------------------------------   ----------    ----------    ----------------
Aaa....................................      $ 10          100%             100%
Aa.....................................        10            20               60
A......................................        10            10               40
Baa....................................        10             6               20
Other*.................................        10             4               12

------------

 * Municipal Obligations not rated by Moody's but rated at least BBB- by S&P.

** The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

    Current Moody's guidelines also require that Municipal Obligations constituting Moody's Eligible Assets pay interest in cash, be publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P that they be rated at least BBB by S&P, and that they not have suspended ratings. For purposes of determining the Moody's Discount Factors applicable to such S&P-rated Municipal Obligations, any such Municipal Obligations (excluding short-term Municipal Obligations) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating. For purposes of calculation of Minimum Issue Size, Maximum Underlying Obligor and Maximum State or Territory Concentration, Moody's Eligible Assets shall be calculated without including cash and Municipal Obligations rated MIG-1, VMIG-1 or Prime-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset.

    Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (A)(i) through (A)(vii) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for
(a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Mitchell Hutchins, State Street Bank and Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

    For so long as the shares of any series of APS are Outstanding and the APS are rated by Moody's, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the APS engage in any one or more of the following transactions: (1) incur any indebtedness, except that the Fund may, without obtaining the prior written approval described above, incur indebtedness for the purpose of clearing securities transactions if the Discounted Value of Moody's Eligible Assets would equal or exceed the APS Basic Maintenance Amount after giving effect to such indebtedness; (2) issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund;
(3) engage in short sale transactions; or (4) except as necessary to effect Closing Transactions, engage in transactions in options on securities, futures contracts or options on futures contracts, except that in connection with Moody's Hedging Transactions: (A) the Fund may buy call or put options on securities; (B) the Fund may write covered call options on securities; (C) the Fund may write put options on securities; (D) the Fund may enter into positions in futures contracts based on the Municipal Index provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the rolling average number of daily traded futures contracts based on the Municipal Index in the 30 calendar days prior to the time of effecting such transaction as reported by The Wall Street Journal or (2) outstanding futures contracts based on the Municipal Index and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on Treasury Bonds) exceeding the fair market value of Moody's Eligible Assets owned by the Fund; (E) the Fund may enter into futures contracts on Treasury Bonds provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 40% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (2) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 80% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or

AA by S&P); for purposes of the foregoing clauses (D) and (E), the Fund shall be deemed to own the number of futures contracts that underlie any outstanding option written by the Fund; and (F) the Fund may buy call or put options on futures contracts on the Municipal Index or Treasury Bonds, may write put options on such futures contracts (provided, that if the contract would require delivery of a security, that security must be held by the Fund) and may write call options on such futures if it owns the futures contract subject to the option.

    For so long as shares of any series of APS are rated by Moody's, the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the open interest with respect to such futures contracts based on the Municipal Index as reported by The Wall Street Journal is less than 5,000. For so long as shares of APS are rated by Moody's, the Fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires. For so long as shares of APS are rated by Moody's, the Fund will engage in transactions with respect to futures contracts or options thereon having only the next settlement date or the settlement date immediately thereafter.

    For purposes of valuation of Moody's Eligible Assets (i) if the Fund writes a call option, the underlying asset will be valued as follows: (A) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the APS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or
(B) otherwise, it has no value; (ii) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (A) exercise price and
(B) the Discounted Value of the underlying security; (iii) if the Fund is a seller under a futures contract, the underlying security will be valued at the lower of (A) settlement price and (B) Discounted Value of the underlying security; provided that, if a contract matures within the Moody's Exposure Period, the security may be valued at the settlement price; (iv) if the Fund is the buyer under a futures contract, the underlying security will be valued at the lower of (A) the settlement price and (B) Discounted Value of the underlying security; provided that, if the contract matures within the Moody's Exposure Period, the security may be valued at Discounted Value of the underlying security; and (v) call or put option contracts which the Fund buys have no value. For so long as shares of any series of APS are rated by Moody's: (1) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (2) the Fund will not write any anticipatory call options or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (3) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (4) for purposes of the APS Basic Maintenance Amount (i) assets in margin accounts are not Moody's Eligible Assets, (ii) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract and the settlement price of an underlying futures contract if the Fund writes put options on futures contracts will constitute liabilities of the Fund and (iii) if the Fund writes call options on futures contracts and does not own the underlying futures contract, 105% of the fair market value of the underlying futures contract will constitute a liability of the Fund; (5) the Fund shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by Moody's; (6) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (7) the Fund will not engage in forward contracts; (8) the Fund will enter into futures contracts as seller only if it owns the underlying security; and (9) there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

                               ASSET MAINTENANCE

1940 ACT APS ASSET COVERAGE

    The Fund is required under the APS Provisions to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock). If the Fund fails to maintain such asset coverage in accordance with the requirements of the rating agency or agencies then rating the APS ("1940 Act APS Asset Coverage") and such failure is not cured as of the last Business Day of the following month ("1940 Act Cure Date"), the Fund will be required in certain circumstances to redeem certain of the APS.

APS BASIC MAINTENANCE AMOUNT

    So long as any APS are Outstanding, the Fund is required under the APS Provisions to maintain as of each Business Day (a "Valuation Date") assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount established by the rating agency or agencies then rating the APS. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured on or before the third Business Day after such Valuation Date ("APS Basic Maintenance Cure Date"), the Fund will be required in certain circumstances to redeem certain of the shares of APS.

    The "APS Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

        (A)(i) the product of the number of APS outstanding on such date multiplied by $50,000;

          (ii) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the respective first Dividend Payment Dates for each of the APS outstanding that follow such Valuation Date (or to the 47th day after such Valuation Date, if such 47th day is earlier than the first following Dividend Payment Date);

          (iii) the amount equal to the Projected Dividend Amount (based on the number of APS outstanding on such date);

          (iv) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date;

           (v) the amount of the Fund's Maximum Potential Additional Dividends Liability as of such Valuation Date;

          (vi) the amount of any premium payable pursuant to a Premium Call Period; and

         (vii) any current liabilities as of such Valuation Date to the extent not reflected in any of (A)(i) through (A)(vi) (including, without limitation, any amounts described below as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for Municipal Obligations purchased as of such Valuation Date) less

          (B) either (i) the face value of any Fund assets irrevocably deposited by the Fund for the payment of any of (A)(i) through (A)(vii) if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1, or MIG-1, (or, with respect to S&P, SP-1+ or A-1+) or (ii) the Discounted Value of such assets.

For purposes of the foregoing, "Maximum Potential Additional Dividends Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Validation Date, and assuming such Additional Dividends are fully taxable.

    For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities operations, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

    The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings, described above under the heading "Rating Agency Guidelines -- General," have been based on criteria established in connection with rating each series of APS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factors relating to any asset of the Fund and the APS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund without approval of the holders of the APS, but only in the event the Fund receives written confirmation from the appropriate rating agency that any such change would not impair the rating then assigned to the APS by such rating agency. A rating agency's Discount Factors and guidelines will apply to the APS so long as such rating agency is rating the APS.

    On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount, and the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund is required to deliver to the Auction Agent (so long as either Moody's or S&P is rating the APS) a report with respect to the calculation of the APS Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure or such cure date, as the case may be ("APS Basic Maintenance Report"). The Fund will also deliver an APS Basic Maintenance Report to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) on a bi-weekly or quarterly basis and: (i) on any Valuation Date on which the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, as the case may be, is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date on which the Fund redeems Common Stock. Within ten Business Days after delivery of such report relating to the last Business Day of each fiscal quarter of the Fund, commencing March 31, 1993, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent APS Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent APS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

MINIMUM LIQUIDITY LEVEL

    Pursuant to S&P guidelines, so long as S&P is rating the APS, the Fund is required under the APS Provisions to have, as of each Valuation Date and with respect to shares of each series of APS, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such series that follows such Valuation Date (collectively "Dividend Coverage Assets") for each share of each series of APS Outstanding that follow such Valuation Date and having a value not less than the Dividend Coverage Amount (the "Minimum Liquidity Level"). So long as S&P is rating the APS, if, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund will, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level. The "Dividend Coverage Amount," as of any Valuation Date, means with respect to each series of APS, (A) the aggregate amount of dividends that will accumulate on each share of APS to (but not including) the first Dividend Payment Date for each share of APS Outstanding that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date; less (B) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on the APS and Receivables for Municipal Obligations Sold which become due prior to the Dividend Payment Date and interest with respect to Municipal Obligations which is payable to the Fund prior to the Dividend Payment Date. "Deposit Securities" generally means cash and Municipal Obligations rated at least A-1+ or SP-1+ by S&P. The definitions of "Deposit Securities," "Dividend Coverage Assets" and "Dividend Coverage Amount" may be changed from time to time by the Fund without approval of the holders of the APS, but only in the event the Fund receives written confirmation from S&P that any such change would not impair the rating then assigned by S&P to the APS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATIONS
NOT CONTAINED IN THE PROSPECTUS OR IN THIS
STATEMENT OF ADDITIONAL INFORMATION IN                 INVESTMENT GRADE
CONNECTION WITH THE OFFERING MADE BY THE          MUNICIPAL INCOME FUND INC.
PROSPECTUS AND, IF GIVEN OR MADE, SUCH
INFORMATION OR REPRESENTATIONS MUST NOT BE
RELIED UPON AS HAVING BEEN AUTHORIZED BY THE
FUND OR PAINEWEBBER. THE PROSPECTUS AND THIS
STATEMENT OF ADDITIONAL INFORMATION DO NOT
CONSTITUTE AN OFFERING BY THE FUND OR BY
PAINEWEBBER IN ANY JURISDICTION IN
WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


              --------------
                                                         COMMON STOCK
            TABLE OF CONTENTS

                                         PAGE          ----------------
                                         ----       STATEMENT OF ADDITIONAL
Investment Policies and                                   INFORMATION
Restrictions..........................     1           ----------------
Hedging and Related Income
Strategies............................     7
Directors and Officers................    15        PAINEWEBBER INCORPORATED
Control Persons and Principal Holders
  of Securities.......................    20            ----------------
Investment Advisory Arrangements......    21
Portfolio Transactions................    22
Valuation of Common Stock.............    23
Taxes.................................    24
Additional Information................    26
Financial Statements..................    27
Appendix A............................   A-1
Appendix B............................   B-1


                                                        February 1, 1996
(C)1996 PaineWebber Incorporated

[LOGO]
        Recycled
        Paper


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

    1.      Financial Statements:

            Included in Part A of the Registration Statement:

            a.       Financial Highlights


            Included through incorporation by reference in Part B of the Registration Statement and filed with the Annual Report to Shareholders with the Securities and Exchange Commission on
            December 1, 1995   [File   No.   33-60596]   [Accession   No.
            0000950112-95-003100]:


            a.       Report   of   Price    Waterhouse   LLP,   Independent
                     Accountants


            b.       Portfolio of Investments at September 30, 1995


            c.       Statement of Assets  and Liabilities at  September 30,
                     1995


            d.       Statement  of Operations for the  year ended September
                     30, 1995


            e.       Statement of  Cash Flows for the  year ended September
                     30, 1995

            f.       Statement of Changes in Net Assets

            g.       Notes to Financial Statements

            h.       Quarterly Results of Operations (unaudited)

            i.       Financial Highlights


    2.      Exhibits:

            a.       (i)     Articles of Incorporation1/
                     (ii)    Articles Supplementary2/


1/ Incorporated herein by reference to exhibit 1 to the Registration Statement on Form N-2 filed August 7, 1992 (File No. 33-50670).

2/ Incorporated herein by reference to exhibit a.(ii) to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 filed June 11, 1993 (File No. 33-60596).

            b.       Bylaws3/

            c.       None


            d.       Inapplicable


            e.       Dividend Reinvestment Plan4/
            f.       None

            g.       Investment Advisory and Administration Contract5/
            h.       None6/

            i.       None
            j.       Custodian Agreement7/

            k.       Transfer Agency Agreement8/
            l.       Opinion and Consent of Counsel9/

            m.       None
            n.       Consent of Independent Accountants (filed herewith)

            o.       None



3/ Incorporated herein by reference to exhibit 2 to the Registration Statement on Form N-2 filed August 7, 1992 (File No. 33-50670).

4/ Incorporated herein by reference to exhibit 9(c) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed October 29, 1992 (File No. 33-50670).

5/ Incorporated herein by reference to exhibit 6 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed October 29, 1992 (File No. 33-50670).

6/ The shares of the common stock offered by the Prospectus will be offered in order to effect over-the-counter secondary market transactions by PaineWebber in its capacity as a dealer and secondary market maker and not pursuant to any agreement with the Fund. Shares of the common stock were originally issued in a public offering pursuant to an Underwriting Agreement and a related document, included as exhibits 7(a) and (b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed October 29, 1992 (File No. 33-50670).

7/ Incorporated herein by reference to exhibit 9(a) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed October 29, 1992 (File No. 33-50670).

8/ Incorporated herein by reference to exhibit 9(b) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed October 29, 1992 (File No. 33-50670).

9/     Incorporated herein by reference to exhibit l. to Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-2 filed June 11, 1993 (File No. 33-60596).

            p.       Letter of Investment Intent10/

            q.       None

Item 25.  Marketing Arrangements

    Inapplicable.

Item 26.  Other Expenses of Issuance and Distribution

    Not applicable to current Post-Effective Amendment; for expenses incurred in connection with this Registration Statement; see Pre-Effective Amendment No. 1 to the Series' Registration Statement on Form N-2, SEC File No. 33-60596, filed June 11, 1993.

Item 27.  Persons Controlled by or Under Common Control

    None.

Item 28.  Number of Holders of Securities

                                                        Number of Record
  Title of Class                                       Stockholders as of
  --------------                                            11/29/95
  Shares of Common Stock, par value
  $0.001 per share  . . . . . . . . . . . . . . . .           647
  Auction Preferred Shares, Series A  . . . . . . .             3
  Auction Preferred Shares, Series B  . . . . . . .             3

Item 29.  Indemnification

    Incorporated by reference to Item 3 of Part II to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed October 29, 1992 (File No. 33-50670).

Item 30.  Business and Other Connections of Investment Adviser

    See "Management of the Fund" in the Prospectus.

    Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is wholly owned by PaineWebber, which in turn is wholly owned by Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to executive officers and directors of Mitchell Hutchins is included in its Form ADV filed on August 17, 1995 with the SEC (Registration number 801-13219) and is incorporated herein by reference.

Item 31.  Location of Accounts and Records

    The accounts and records of the Fund are maintained at the offices of Mitchell Hutchins at 1285 Avenue of the Americas, New York, New York 10019 and at the office of the Fund's custodian State Street Bank and Trust
Company, at One Heritage Drive, North Quincy, Massachusetts 02171 and at the office of the Trust's transfer agent, PNC Bank, National Association, c/o PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.


10/ Incorporated herein by reference to exhibit 14 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed October 29, 1992 (File No. 33-50670).

Item 32.  Management Services

    None.

Item 33.  Undertakings

    The Registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

            (2) That for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497 under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

            (3) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (5) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

             PAINEWEBBER PREMIER TAX-FREE INCOME FUND INC.

                             EXHIBIT INDEX

                                                             Sequential
                                                                Page
Exhibit                     Document Description               Number
-------                     --------------------             ----------

  a.      (i)    Articles of Incorporation [previously
                 filed as exhibit 1 to the Registration
                 Statement to Form N-2 filed August 7,
                 1992 (File No. 33-50670)]

          (ii) Articles Supplementary [previously filed as exhibit a.(ii) to the Pre-Effective
                 Amendment No. 1 to the Registration
                 Statement Form N-2 filed June 11, 1993
                 (File No. 33-60596)]

  b. Bylaws [previously filed as exhibit 2 to the Registration Statement on Form N-2 filed August 7, 1992 (File No. 33-
                 50670)]

  c.             None



  d.             Inapplicable


  e.             Dividend Reinvestment Plan [previously
                 filed as exhibit 9(c) to Pre-Effective
                 Amendment No. 2 to the Registration
                 Statement on Form N-2 filed October 29,
                 1992 (file No. 33-50670)]


  f.             None

  g.             Investment Advisory and Administration
                 Contract [previously filed as exhibit 6
                 to Pre-Effective Amendment No. 2 to the
                 Registration Statement on Form N-2 filed
                 October 29, 1992 (file No. 33-50670)]
  h.             None

  i.             None
  j.             Custodian Agreement [previously filed as
                 exhibit 9(a) to Pre-Effective Amendment
                 No. 2 to the Registration Statement on
                 Form N-2 filed October 29, 1992 (file
                 No. 33-50670)]

  k.             Transfer Agency Agreement [previously
                 filed as exhibit 9(b) to Pre-Effective
                 Amendment No. 2 to the Registration
                 Statement on Form N-2 filed October 29,
                 1992 (file No. 33-50670)]

l.             Opinion and consent of counsel
               [previously filed as exhibit l. to the
               Pre-Effective Amendment No. 1 to the
               Registration Statement on Form N-2 filed
               June 11, 1993 (File No. 33-60596)]
m.             None

n.             Consent of Independent Accountants
               (filed herewith)

o.             None
p.             Letter of Investment Intent [previously
               filed as exhibit 14 to Pre-Effective
               Amendment No. 2 to the Registration
               Statement on Form N-2 filed October 29,
               1992 (file No. 33-50670)]

q.             None

                                SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 29th day of November, 1995.

         PAINEWEBBER PREMIER TAX-FREE INCOME FUND INC.
         (doing business as Investment Grade Municipal Income Fund)



                           By:/s/ Gregory K. Todd
                           -----------------------
                           Gregory K. Todd
                           Vice President and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                Signature                       Title            Date
                ---------                       -----            ----

    /s/ E. Garrett Bewkes, Jr.
  --------------------------------------   Director and     Nov. 29, 1995
          E. Garrett Bewkes, Jr.*          Chairman
                                            of the Board
                                           of Directors
    /s/ Richard Q. Armstrong
  --------------------------------------   Director         Nov. 29, 1995
          Richard Q. Armstrong****


  --------------------------------------   Director
          Richard R. Burt


    /s/ Meyer Feldberg                     Director         Nov. 29, 1995
  --------------------------------------
          Meyer Feldberg**
    /s/ John R. Torell III
  --------------------------------------   Director         Nov. 29, 1995
          John R. Torell III**

    /s/ William D. White
  --------------------------------------   Director         Nov. 29, 1995
          William D. White**

    /s/ Margo N. Alexander
  --------------------------------------   President        Nov. 29, 1995
                                           (Chief
          Margo N. Alexander***            Executive
                                           Officer)


    /s/ Julian F. Sluyters
  --------------------------------------   Vice             Nov. 29, 1995
          Julian F. Sluyters               President and
                                           Treasurer
                                           (Principal
                                           Financial and
                                           Accounting
                                           Officer)


________________

*Signature affixed by Robert A. Wittie, pursuant to power of attorney dated January 3, 1994, and incorporated by reference from Post-Effective Amendment No. 20 to the Registration Statement of PaineWebber Master Series, Inc., SEC No. 33-2524, filed February 28, 1994.

**Signature affixed by Robert A. Wittie, pursuant to powers of attorney dated March 31, 1993, and incorporated by reference from Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-2, SEC No. 33-60596, filed April 2, 1993.

***Signature affixed by Robert A. Wittie, pursuant to power of attorney dated May 8, 1995, and incorporated by reference from Post-Effective Amendment No. 34 to the Registration Statement of PaineWebber America Fund, SEC No. 2-78626, filed May 10, 1995.

****Signature affixed by Robert A. Wittie, pursuant to power of attorney dated June 1, 1995, filed herewith.

                             POWER OF ATTORNEY



         I, Richard Q. Armstrong, Director of Triple A and Government Series - 1995, Inc., Tripple A and Government Series - 1997, Inc., All-American Term Trust Inc., 2002 Target Term Trust Inc., Global Small Cap Fund Inc., Global High Income Dollar Fund Inc., PainWebber Premier High Income Trust Inc., PaineWebber Premier Tax-Free Income Fund Inc. and PaineWebber Premier Insured Municipal Income fund Inc. (collectively, the "Funds"), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd, Joan L. Cohen, Elinor W. Gammon and Robert A. Wittie, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Director for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.


         Signature                   Title               Date

/s/ Richard Q. Armstrong            Director            June 1, 1995
------------------------                                -------

Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectus and

Statement of Additional Information constituting parts of this Post-Effective

Amendment No. 3 to the Registration Statement on Form N-2 (the "Registration

Statement") of our report dated November 15, 1995 relating to the financial statements and financial highlights appearing in the September 30, 1995 Annual

Report to Shareholders of Investment Grade Municipal Income Fund (formerly

PaineWebber Premier Tax-Free Income Fund Inc.) which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent

Accountants" in the Statement of Additional Information.


   /s/ Price Waterhouse LLP
------------------------------------
     PRICE WATERHOUSE LLP
     New York, New York

November 30, 1995